File No. 333-__________

As filed with the SEC on December 30, 2008
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ___
Post-Effective Amendment No. ___
(Check appropriate box or boxes)

FEDERATED INCOME SECURITIES TRUST
(Exact Name of Registrant as Specified in Charter)

1-800-341-7400
(Area Code and Telephone Number)
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
(Address of Principal Executive Offices)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

Acquisition of the assets of

FEDERATED STOCK AND CALIFORNIA FUND
a portfolio of Federated Income Securities Trust
By and in exchange for Class A Shares and Class C Shares of

FEDERATED MUNI AND STOCK ADVANTAGE FUND
a portfolio of Federated Income Securities Trust

Approximate Date of Proposed Public Offering: As soon as
practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Class A Shares and Class C Shares, without par value, of Federated Muni and Stock Advantage Fund

It is proposed that this filing will become effective on January 29, 2009 pursuant to Rule 488.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended

Federated Income Securities Trust Federated Stock and California Muni Fund

Prospectus/Proxy Statement - Please Vote!

TIME IS OF THE ESSENCE. . .VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT!  ACT NOW TO HELP THE TRUST AVOID ADDITIONAL EXPENSE.

Federated Stock and California Muni Fund, a portfolio of the Federated Income Securities Trust, will hold a special meeting of shareholders of Federated Stock and California Muni Fund on March 25, 2009.  It is important for you to vote on the issue described in this Prospectus/Proxy Statement.  We recommend that you read the Prospectus/Proxy Statement in its entirety; the explanation will help you to decide on the issue.

Following is an introduction to the process and the proposal.

Why am I being asked to vote?
Mutual funds are required to obtain shareholders’ votes for certain types of changes, like the one included in this Prospectus/Proxy Statement.  You have a right to vote on these changes.

What is the issue?
A proposed Reorganization that would combine the assets of Federated Stock and California Muni Fund with the assets of Federated Muni and Stock Advantage Fund.

Why is the Reorganization being proposed?
The Board of Trustees and Federated Equity Management Company of Pennsylvania, the Investment Adviser to both Funds, believe that the Reorganization is in the best interest of Federated Stock and California Muni Fund and its shareholders and that the interests of existing Federated Stock and California Muni Fund shareholders would not be diluted as a result of the Reorganization.

Federated Stock and California Muni Fund has not reached an economically viable size and has not been as well received in the market as was anticipated.  As a result, the Fund’s ability to diversify its portfolio holdings has been diminished.  The Fund has not grown as expected and has limited assets under management.  The small asset level has led to less diversification and increased exposure to the credit risks of larger holdings.

Both Federated Stock and California Muni Fund and Federated Muni and Stock Advantage Fund have similar investment objectives – to seek to provide tax-advantaged income with a secondary objective of capital appreciation, by investing primarily in a combination of tax-exempt municipal bonds and equity securities.

Federated Stock and California Muni Fund invests the municipal bond component of its portfolio exclusively in California but Federated Muni and Stock Advantage Fund invests the municipal bond component of its portfolio in any of the 50 states, Puerto Rico, and other U.S. Territories, thereby providing a greater geographical diversification to its shareholders.

It should be noted, however, that while dividends distributed to shareholders representing interest derived from the municipal bond component of Federated Stock and California Muni Fund are generally exempt from both federal and California income taxes, dividends distributed to shareholders representing interest derived from the municipal bond component of Federated Muni and Stock Advantage Fund are generally exempt from federal income tax only.

By combining Federated Stock and California Muni Fund with Federated Muni and Stock Advantage Fund, the Reorganization would provide greater long-term viability based on Federated Muni and Stock Advantage Fund’s asset size.

In the Reorganization, shareholders with Class A Shares of Federated Stock and California Muni Fund will receive an equivalent net asset value of Class A Shares of Federated Muni and Stock Advantage Fund; and shareholders of Class C Shares of Federated Stock and California Muni Fund will receive an equivalent net asset value of existing Class C Shares of Federated Muni and Stock Advantage Fund.

How will the Reorganization affect my investment?
•	Both Funds have similar investment objectives, policies, and limitations.
•
The cash value of your investment will not change.  You will receive Class A or Class C shares of Federated Muni and Stock Advantage Fund with a total dollar value equal to the total dollar value of the Federated Stock and Califoarnia Muni Fund shares that you own at the time of the Reorganization.

•	There will be no sales charge incurred as a result of the Reorganization.
•	The Reorganization will be a tax-free transaction.

How do I vote my shares?
You may vote in person at the meeting or complete and return the enclosed proxy card.  Please note that if you:

1.	do not respond at all, we may contact you by telephone to request that you cast your vote; or
2.	sign and return the proxy card without indicating a preference, your vote will be cast “for” the proposal.

You may also vote by telephone through the Voice Response Unit (VRU) or through the Internet.  Please refer to your ballot for the appropriate VRU telephone number and internet address.

What should I do in connection with the Reorganization?
You need not and should not do anything for the Reorganization except vote your shares today.  If approved, the Reorganization will take place automatically, and your Federated Stock and California Muni Fund shares will automatically be exchanged for Federated Muni and Stock Advantage Fund shares. We request that you do not attempt to make the exchange yourself, as this will disrupt the management of the Fund’s portfolio.

Whom do I call if I have questions about this Prospectus/Proxy Statement?
Call your Investment Professional or a Federated Client Service Representative.  Federated’s toll-free number is 1-800-341-7400.

After careful consideration, the Board of Trustees has unanimously approved this proposal.  The Board of Trustees recommends that you read the enclosed materials carefully and vote FOR the proposal.

FEDERATED INCOME SECURITIES TRUST

Federated Stock and California Muni Fund (“Acquired Fund”)

NOTICE OF

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 25, 2009

TO SHAREHOLDERS OF FEDERATED STOCK AND CALIFORNIA MUNI FUND, a Portfolio of Federated Income Securities Trust:

A special meeting of the shareholders of Federated Stock and California Muni Fund will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern Time), on March 25, 2009, for the following purposes:

1.
To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Muni and Stock Advantage Fund (“Acquiring Fund”), a portfolio of Federated Income Securities Trust, would acquire all of the assets of the Acquired Fund in exchange for Class A Shares and Class C Shares of the Acquiring Fund to be distributed by the Acquired Fund in complete liquidation and termination of the Acquired fund; and

2.	To transact such other business as may properly come before the special meeting or any adjournment thereof.

The Board of Trustees has fixed ________, 2009 as the record date for determination of shareholders entitled to vote at the special meeting.

By Order of the Board of Trustees,

John W. McGonigle
Secretary

[___, 2009]

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD.  IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.  THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

PROSPECTUS/PROXY STATEMENT

MARCH ____, 2009

Acquisition of the assets of

FEDERATED STOCK AND CALIFORNIA MUNI FUND
a portfolio of Federated Income Securities Trust

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
Telephone No:  1-800-245-5000

By and in exchange for Class A and Class C Shares of

FEDERATED MUNI AND STOCK ADVANTAGE FUND

a portfolio of Federated Income Securities Trust

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
Telephone No:  1-800-245-5000

This Prospectus/Proxy Statement describes the proposal whereby Federated Stock and California Muni Fund (“Acquired Fund”), a portfolio of Federated Income Securities Trust (“Trust”), would transfer all of its assets to Federated Muni and Stock Advantage Fund (“Acquiring Fund”), a portfolio of the Trust, in exchange (“Exchange”) for Class A Shares and Class C Shares of the Acquiring Fund (“Reorganization”). Immediately following the Exchange, the Acquired Fund will distribute Class A Shares and Class C Shares of the Acquiring Fund pro rata to its shareholders in complete liquidation and dissolution of the Acquired Fund. As a result of the Reorganization, each owner of the Acquired Fund’s Class A Shares and Class C Shares will become the owner of the Acquiring Fund’s Class A Shares and Class C Shares, respectively, having a total net asset value (“NAV”) equal to the total NAV of his or her holdings in the Acquired Fund on the date of the Reorganization (the “Closing Date”).

The Board of Trustees (the “Board” or “Trustees”) of the Trust has determined that a reorganization of the Acquired Fund is in the best interest of the Acquired Fund and its shareholders and is recommending that shareholders of the Acquired Fund approve the Reorganization.

The investment objectives for the Acquired Fund and the Acquiring Fund (each a “Fund” and collectively the “Funds”) are the same (i.e. each Fund seeks to provide tax-advantaged income with a secondary objective of capital appreciation). In addition, each Fund pursues its investment objective by investing primarily in a combination of tax-exempt municipal bonds and equity securities.  The Funds’ strategies differ, however, in that the interest on the municipal bond component of the Acquired Fund is generally exempt from both federal and California income taxes, whereas the interest on the municipal bond component of the Acquiring Fund is generally exempt from federal income tax only.

As indicated in each Fund’s name, each Fund invests in both municipal securities and equity securities  as described in its Prospectus. Thus each Fund is not entirely a “tax-exempt” or “municipal” Fund, and a portion of the income derived from each Fund’s portfolio will be subject to federal income tax, as well as state (including California) and local personal income tax.

For a comparison of the investment policies of the Funds, see “Summary -- Comparison of Investment Objectives, Policies and Limitations.”  Information concerning the Class A Shares and Class C Shares of Acquiring Fund, as compared to the Class A Shares and the Class C Shares of the Acquiring Fund, is included in this Prospectus/Proxy Statement in the sections entitled “Summary -- Comparative Fee Tables” and “Information About the Reorganization -- Description of Acquiring  Class A Shares and Class C Shares and Capitalization.”

This Prospectus/Proxy Statement should be retained for future reference.  It sets forth concisely the information about the Funds that a prospective investor should know before investing.  This Prospectus/Proxy Statement is accompanied by the Prospectus for the Class A Shares and Class C Shares of the Acquiring Fund dated December 31, 2008, which is incorporated herein by reference.  A Statement of Additional Information for the Acquiring Fund dated December 31, 2008 (related to the Acquiring Fund’s Prospectus of the same date) as well as a Statement of Additional Information dated _________, 2009 (relating to this Prospectus/Proxy Statement), all containing additional information, have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated herein by reference.  A Prospectus and Statement of Additional Information for Acquired Fund dated January 31, 2008 are also incorporated herein by reference.  Further information about the Acquiring Fund’s performance is contained in its Annual Report for its fiscal year ended October 31, 2008, which is incorporated herein by reference.  Further information about Acquired Fund’s performance is contained in its Annual Report for its fiscal year ended November 30, 2007 and its Semi-annual report relating to the period ended May 31, 2008, each of which is incorporated herein by reference.  Copies of these materials and other information about the Acquiring Fund and the Acquired Fund may be obtained without charge by writing to or calling the Acquiring Fund at the address and telephone number shown on the previous page.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/ PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

SHARES OF THE ACQUIRING FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK.  SHARES OF THE ACQUIRING FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY.  AN INVESTMENT IN THE ACQUIRING FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS

Page

SUMMARY
Reasons for the Proposed Reorganization
Tax Consequences
Comparison of Investment Objectives, Policies and Limitations
Comparison of Risks
Comparison of Investment Limitations
Comparative Fee Tables
Comparison of Potential Risks and Rewards: Performance Information
Financial Highlights
Investment Adviser
Advisory Fees, Service Fees, Shareholder Fees and Other Expenses
Purchase, Redemption and Exchange Procedures; Dividends and Distributions
Tax Information; Frequent Trading; Portfolio Holdings Information

Determining Market Value of Securities

INFORMATION ABOUT THE REORGANIZATION
Description of the Plan of Reorganization
Description of the Acquiring Fund’s Class A Shares and Class C Shares
Federal Income Tax Consequences
Comparative Information on Shareholder Rights

INFORMATION ABOUT THE ACQUIRING FUND AND THE ACQUIRED FUND
Where to Find Additional Information
Legal Proceedings

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING
Proxies, Quorum and Voting at the Special Meeting
Share Ownership of the Funds
Interests of Certain Persons

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

AGREEMENT AND PLAN OF REORGANIZATION (Annex A)	A-1

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Annex B)

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement.  A copy of the Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Reorganization will be conducted is attached to this Prospectus/Proxy Statement as Annex A. A copy of each Fund’s Management Discussion of Fund performance and a line graph showing performance as of the most recent fiscal year-end of each Fund is attached to this Prospectus/Proxy Statement as Annex B  The Prospectus of the Acquiring Fund accompanies this Prospectus/Proxy Statement.

REASONS FOR THE PROPOSED REORGANIZATION

The Reorganization is being proposed to shareholders of the Acquired Fund primarily because in the opinion of Federated Equity Management Company of Pennsylvania (“Adviser”), the investment adviser to both Funds, the Acquired Fund, which was initially launched in December 2006, has not been able to reach an economically viable size and has not been as well received in the market as was anticipated.  This has diminished the Acquired Fund’s ability to diversify its portfolio holdings, take advantage of economies of scale and participate in certain large offerings.  The Acquired Fund has not grown as expected and has limited assets under management, which were $6,860,003 million for Class A Shares and $2,887,065 for Class C Shares as of September 30, 2008.  The small asset level of the Acquired Fund has led to less diversification and increased exposure to the credit risks of larger holdings.

The Adviser believes that the Acquired Fund shareholders would benefit from becoming shareholders of the Acquiring Fund, whose total net assets were $446,757,371 for the Class A Shares and $138,720,729 for the Class C Shares as of September 30, 2008. Like the Acquired Fund, the Acquiring Fund seeks to provide tax-advantaged income with a secondary objective of capital appreciation, by investing primarily in a combination of tax-exempt municipal bonds and equity securities. Unlike the Acquired Fund, the Acquiring Fund invests the municipal bond component of its portfolio in securities of any of the 50 states, the District of Columbia, Puerto Rico and other U.S. territories (“National Municipal Bonds”), thereby providing a greater geographical diversification to its shareholders as compared to the Acquired Fund, which invests the municipal bond component of its portfolio almost exclusively in California Securities. In addition, as described below, the expense level (before giving effect to voluntary expense waivers by Fund service providers, which may be cancelled at any time) of the Acquiring Fund favorably compares to the expense level (before such waivers) of the Acquired Fund; and the performance records of the two Funds (before such waivers) are substantially identical to one another.

The Board has voted to recommend to holders of shares of the Acquired Fund the approval of the Plan, pursuant to which the Acquiring Fund would acquire all of the assets of Acquired Fund in exchange for Class A Shares and Class C Shares of the Acquiring Fund (the “Exchange”).  Immediately following the Exchange, the Acquired Fund will distribute Class A Shares and Class C Shares of the Acquiring Fund pro rata to holders in complete liquidation and termination of the Acquired Fund.  As a result of the Reorganization, each holder of the Acquired Fund’s Class A Shares and Class C Shares will become the owner of the Acquiring Fund’s Class A Shares and Class C Shares, respectively, having a total net asset value (“NAV”) equal to the total NAV of his or her holdings in the Acquired Fund on the date of the Reorganization. Following the Reorganization, the Trust will amend the Declaration of Trust to remove the Acquired Fund as a series of the Trust.

In considering the proposed Reorganization, the Board took into consideration a number of factors, including:  (1) the compatibility of the Acquired Fund’s and the Acquiring Fund’s investment objectives, policies and limitations; (2) the greater long-term viability of the Acquiring Fund based on its asset size versus that of the Acquired Fund; (3) that the Reorganization will not result in recognition of any gain or loss for federal income tax purposes either to the Acquired Fund or the Acquiring Fund or to shareholders of Acquired Fund or the Acquiring Fund; (4) that the gross expenses of the Acquiring Fund are less than those of the Acquired Fund, and that while net expenses after waiver of the Acquiring Fund currently are higher than those of the Acquired Fund, certain expense waivers which are now in effect with respect to the Acquired Fund are voluntary and may be cancelled at any time by the waiving party;  (5) that, although the Acquired Fund’s total return net of fee waivers for  the period December 12, 2006 (date of inception of the Acquired Fund) through November 30, 2008 (7.69)% slightly exceeded that of the Acquiring Fund (8.24)%, total return gross of fee waivers for such period of the Acquired Fund (7.30)% and the Acquiring Fund (7.31)% were substantially identical; (6) that all fees and expenses incurred by the Funds as a direct result of the Reorganization shall have been or when due will be paid in full by the Adviser or its affiliates; and (8) that shareholders of the Acquiring Fund will not incur a sales charge to acquire shares of the Acquiring Fund in connection with the Reorganization

The Trustees likewise approved the Reorganization on behalf of the Acquiring Fund. Pursuant to Rule 17a-8 under the Investment Company Act of 1940 (“1940 Act”). The Trustees, including a majority of the Trustees who were not “interested persons,” determined that the Reorganization is in the best interest of the Acquiring Fund and its shareholders, and that the interests of existing Acquiring Fund shareholders would not be diluted as a result of the Reorganization.

Tax Consequences

As a condition to the Reorganization, each Fund will each receive an opinion of counsel that the Reorganization will be considered a tax-free “reorganization” under applicable provisions of the Internal Revenue Code of 1986, as amended (“Code”), so that no gain or loss will be recognized directly as a result of the Reorganization by either Fund or the Acquired Fund shareholders.  The tax basis of the Acquiring Fund’s Class A Shares and Class C Shares received by the Acquired Fund’s shareholders will be the same as the tax basis of their shares in the Acquired Fund.  The Acquired Fund will distribute to shareholders any previously undistributed net tax-exempt interest, ordinary income and realized capital gains accumulated prior to the Reorganization. Such distributions will be taxable to Acquired Fund shareholders to the extent that such distributions do not qualify as exempt interest dividends.

THE BOARD OF TRUSTEES OF THE ACQUIRED FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE REORGANIZATION.

Comparison of Investment Objectives, Policies and Risks

           This section will help you compare the investment objectives, policies and risks of the Acquired Fund and the Acquiring Fund. Please be aware that this is only a brief discussion. More complete information may be found in the Acquired Fund’s and Acquiring Fund’s prospectuses.

Both Funds seek to provide tax-advantaged income with a secondary objective of capital appreciation by allocating investments between equity securities and tax-exempt municipal bonds. Neither Fund is entirely a “tax-exempt” or “municipal” Fund, because that portion of the income and capital gains derived from the equity securities in a Fund’s portfolio will be subject to federal income tax, as well as state and local personal income taxes.

The objectives of the Funds differ somewhat in that the municipal bond component of the Acquired Fund’s portfolio is composed of California municipal bonds, the interest on which is exempt from federal and California income taxes, while the municipal bond component of the Acquiring Fund’s portfolio is composed of National Municipal Bonds, the interest on which is exempt from federal income tax, but is generally not exempt from from California income tax. Both Funds invest primarily in municipal bonds whose interest is not subject to the federal alternative minimum tax (AMT”).

With respect to the municipal bond component of its portfolio, while each Fund may invest in securities of any maturity, each Fund primarily invests in intermediate (i.e. securities with stated maturities of more than 3 but less than 10 years) to long-term (i.e. securities with stated maturities of 10 or more years) securities. Each Fund may invest in securities rated as low as “B” by a nationally recognized statistical rating agency, or unrated securities of comparable quality (securities rated below “BBB” are considered non-investment grade securities, also known as “junk bonds”).

With respect to the equity component of its portfolio, each Fund invests its assets in domestic and foreign securities that will pay relatively high dividend yields and are eligible for the reduced federal income tax rate on qualifying dividends.

In addition, each Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, each Fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which each Fund may invest directly. Each Fund may also, for example, use derivative contracts to:

•	Obtain premiums from sale of derivative contracts;

•	Realize gains from trading a derivative contract; or

•	Hedge against potential losses.

There can be no assurance that either Fund’s use of derivative contracts or hybrid instruments will work as intended.

Because each Fund has similar investment objectives and policies, their principal risks will be similar. All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund.

The following summarizes some of the more significant risk factors relating to both Funds.

•
Interest Rate Risks. Prices of fixed-income securities (including tax-exempt securities) generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations.

•
Credit Risks. There is a possibility that issuers of securities in which each Fund may invest may default to the payment of interest or principal on the securities when due, which would cause the investing Fund lose money.

•
Sector Risks. It is possible that a certain sector of the securities market may underperform other sectors or the market as a whole. As the Adviser allocates more of a Fund’s portfolio holdings to a particular sector, the Fund’s performance may be more susceptible to any business, political or other developments which generally affect that sector.

•
Prepayment Risks. When homeowners prepay their mortgage in response to lower interest rates, each Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of municipal mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.

•
Call Risks. Each Fund’s performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below its current market value.

•
Tax-Risks. In order to pay interest that is exempt from federal income tax, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by a Fund to shareholders to be taxable. Changes or proposed changes in federal or state laws may cause the prices of tax-exempt securities to fall and/or may affect the tax status of the securities in which each Fund invests.

•
Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid involve risks different from, or possibly greater than risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to a Fund, and a potential reduction in gains to a Fund. Each of these issues is described in greater detail in the Prospectus of the Acquiring Fund which is incorporated herein by reference. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus/Proxy Statement, such as interest rate, credit, liquidity and leverage risks.

•
Liquidity Risks. Certain securities in which each Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risks also refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. Non-investment grade securities generally have less liquidity than investment grade securities.  Over-the-counter derivative contracts generally carry greater liquidity risk than exchange traded contracts.

•
Leverage Risks. Leverage risk is created when an investment exposes a Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify a Fund’s loss and potential gain.

•
Derivatives-Related Tax Risks. The Federal income tax treatment of certain types of derivative contracts is unclear. Use of derivatives may cause a Fund to receive payments, and make distributions, that are treated as ordinary income for tax purposes rather than as exempt interest or long-term capital gains.

•
Risk Associated with Noninvestment-Grade Securities. A Fund may invest a portion of its assets in securities that are not rated investment-grade (i.e., noninvestment-grade securities or unrated securities of comparable quality, which are also known as “junk bonds”) which may be subject to greater credit, market and liquidity risks than investment-grade securities. Low-grade, tax-exempt municipal bond returns are sensitive to changes in the economy. The value of a Fund’s portfolio may decline based on negative developments on the U.S. economy.

•
Credit Enhancement Risk. The securities in which a Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.

•
Tax-Exempt Securities Market Risks. The amount of public information available about fixed income securities (including tax-exempt securities) is generally less than that for corporate equities or bonds. Consequently, the  Adviser may make investment decisions based on information that is incomplete or inaccurate. The secondary market for fixed income securities also tends to be less well-developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to sell its fixed income securities at attractive prices. Special factors, such as legislative changes and local business developments, may adversely affect the yield or value of the Fund’s investments in fixed income securities.

•
Reinvestment Risk. Income from a Fund’s tax-exempt security portfolio will decline if and when the fund invests the proceeds from matured, traded or called fixed income securities (including tax-exempt securities) at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the overall return of the Fund’s shares.

•
Risks of Foreign Investing. Because each Fund invests in securities issued by foreign companies, each Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.

•
Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because each Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, a Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

•
Currency Risks. Because the exchange rates for currencies fluctuate daily, prices of the foreign securities in which a Fund invests are more volatile than prices of securities traded exclusively in the United States.

•	Stock Market Risks. The value of equity securities in a Fund’s portfolio will fluctuate and, as a result, the Fund’s Shares price may decline suddenly or over a sustained period of time.

•
Risks related to Investing for Value.  Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

•
Strategy Risks. Securities and investment strategies with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different style or strategy. Each Fund may employ a combination of styles that impact its risk characteristics.

Because the Acquired Fund has a greater focus on municipal bonds issued by the State of California and its local sub-divisions than does the Acquiring Fund, whose municipal bond component is composed of National Municipal Bonds, it is also subject to the following risk:

•
State Specific Risks. Since the Acquired Fund may invest a substantial portion of its assets in California tax-exempt securities, the Acquired Fund may be subject to additional risks compared to funds that invest in multiple states to a greater extent. California’s economy is dependent upon high technology, entertainment, trade, manufacturing, tourism, construction, agriculture and service industries. A downturn in any of these industries could have a negative impact on the economy of California. Moreover, the ability of California state and local governments to issue debt and raise taxes is limited by certain initiatives. Also, state revenue declines have caused budget gaps and affected liquidity and the state credit ratings. Finally, since the Acquired Fund invests the tax-exempt securities portion of the Fund’s portfolio primarily in issuers from California, the Acquired Fund’s performance also may be more susceptible to negative affects by other local, state or regional factors, such as, for example, natural disasters, which may effect the creditworthiness of municipal issuers or otherwise disrupt the local, state or regional economy or certain sectors of the economy.

COMPARISON OF INVESTMENT LIMITATIONS

Each Fund has fundamental investment limitations which cannot be changed without shareholder approval and non-fundamental investment limitations which may be changed with Board approval but without shareholder approval. With two exceptions, the fundamental investment limitations of the two Funds are identical.

The first difference relates to the permissibility of investing in commodities. The Acquiring Fund’s fundamental limitation prohibits it from investing directly in commodities, although it may purchase securities of companies that deal in commodities. (For purposes of this commodities restriction, the Acquiring Fund’s fundamental investment limitation also provides that investments in transactions involving futures contracts, options and other financial contracts that settle by payment of cash are not considered investments in commodities.) The Acquired Fund’s fundamental limitations permit the Acquired fund to invest in commodities to the maximum extent permitted by the 1940 Act. The 1940 Act requires that a Fund state in its registration statement a fundamental policy as to whether it reserves freedom of action to invest in commodities and prohibits a fund from purchasing commodities without shareholder approval except in accordance with that policy. The Act does not otherwise prohibit or restrict investments in commodities. (The Acquired fund has not in the past invested directly in physical commodities, and the Adviser has no present intention of doing so.)

The second difference relates to the Funds’ respective concentration of investments policy, where each Fund is not permitted to “concentrate” (i.e., invest more than 25% of its total assets) in the securities of issuers primarily engaged in the same “industry,” in that the Acquiring Fund policy contains a clarification that it may invest more than 25% in securities of issuers in the same economic sector whereas the Acquired Funds policy has no such clarification.

The following chart compares the fundamental limitations of the Acquired Fund and the Acquiring Fund. In addition, each Fund has non-fundamental limitations that prohibit it from investing more than 15% of its net assets in illiquid securities, purchasing securities on margin or mortgaging or pledging its assets except as collateral arrangements in connection with otherwise permissible activities. While shareholder approval is required to change a fundamental limitation, non-fundamental limitations may ne changed by a Fund’s Board.

Acquired Fund	Acquiring Fund
Diversification
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Diversification Same.
Borrowing Money and Issuing Senior Securities
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940, as amended (“1940 Act”), any rule or order thereunder, or any Securities and Exchange Commission (“SEC”) staff interpretation thereof.
Borrowing Money and Issuing Senior Securities Same.
Investing in Real Estate
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Real Estate Same.
Investing in Commodities The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.
Investing in Commodities
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.  For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Underwriting
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Underwriting Same.
Lending
The Fund may not make loans, except it may make loans to affiliated investment companies in accordance with SEC exemptive relief.  This restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements and/or derivative contracts, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Lending Same.
Concentration of Investments
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry.  For purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.  Government securities and municipal securities will not be deemed to constitute an industry.

Concentration of Investments
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, but may invest more than 25% of its total assets in securities of issuers in the same economic sector.  For purposes of this restriction, the term concentration has the meaning set forth in the Investment Company Act of 1940 Act (“1940 Act”), any rule or order thereunder, or any Securities and Exchange Commission (“SEC”) staff interpretation thereof.  Government securities and municipal securities will not be deemed to constitute an industry.

COMPARATIVE FEE TABLES

Like all mutual funds, each Fund incurs certain expenses in its operations. These expenses include management fees, as well as the cost of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities. Set forth in the tables below is information regarding the fees and expenses currently incurred by each class of the Acquired Fund and each corresponding class of the corresponding Acquiring Fund, and pro forma fees for the corresponding class of the Acquiring Fund after giving effect to the Reorganization.

Federated Stock and California Muni Fund Class A Shares - Federated Muni and Stock Advantage Fund Class A Shares

This table describes (1) the anticipated fees and expenses that you may pay if you buy and hold Class A Shares of Federated Stock and California Muni Fund as of its most recent prospectus dated January 31, 2008; (2) the actual fees and expenses that you may pay if you buy and hold Class A Shares of Federated Muni and Stock Advantage Fund as of its most recent prospectus dated December 31, 2008; and (3) the proforma fees and expenses of Class A Shares of Federated Muni and Stock Advantage Fund on a combined basis after giving effect to the merger.

Shareholder Fees	Federated Stock and California Muni Fund- Class A Shares	Federated Muni and Stock Advantage Fund- Class A Shares	Federated Muni and Stock Advantage Fund- Class A Shares Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	0.00%	0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (Before Waivers, Reimbursement and Reduction)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	1.00%2	1.00%3	1.00%3
Distribution (12b-1) Fee	0.05%4	0.05%5	0.05%5
Other Expenses	4.99%6	0.45%7	0.45%7
Total Annual Fund Operating Expenses	6.04%	1.50%8	1.50%8
1With respect to Federated Stock and California Muni Fund, the percentages shown are based on anticipated expenses for the entire fiscal year ending November 30, 2008.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  Although not contractually obligated to do so, the Adviser, administrator and distributor expect to waive, reimburse and/or not to charge certain amounts.  These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending November 30, 2008.   With respect to Federated Muni and Stock Advantage Fund and Federated Muni and Stock Advantage Fund Pro Forma Combined, the percentages shown are based on actual expenses for the fiscal year ended October 31, 2008.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  Although not contractually obligated to do so, the Adviser waived certain amounts, and the distributor did not charge certain amounts.  These are shown below along with the net expenses the Fund actually paid for the fiscal year ended October 31, 2008.

Total Waivers, Reimbursement and Reduction of Fund Expenses	5.29%	0.50%	0.50%
Total Actual Annual Fund Operating Expenses (after waivers, reimbursement and reduction)	0.75%9	1.00%	1.00%
     With respect to Federated Stock and California Muni Fund, for the period beginning November 1, 2007 through February 29, 2008, total expenses after waiver and reimbursements are expected to be paid at an annualized rate of 0.50% for Class A Shares.  It is anticipated that the Adviser will adjust its waiver and/or reimbursement so that total expenses (after waiver and reimbursement) will increase by 0.05% every other month commencing in March 2008.  By the fiscal year ending November 30, 2008, total expenses (after anticipated waiver and/or reimbursement) are expected to be 0.75% for Class A Shares.

2With respect to Federated Stock and California Muni Fund, the Adviser expects to voluntarily waive the management fee.  The Adviser can terminate this anticipated voluntary waiver at any time.  The management fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.00% for the fiscal year ending November 30, 2008.  The management fee paid by Federated Stock and California Muni Fund (after the voluntary waiver) was 0.00% for the period ended November 30, 2007.

3   With respect to Federated Muni and Stock Advantage Fund and Federated Muni and Stock Advantage Fund – Pro Forma Combined, the Adviser voluntarily waived a portion of the management fee.  The Adviser can terminate this voluntary waiver at any time.  The management fee paid by Federated Muni and Stock Advantage Fund and Federated Muni and Stock Advantage Fund – Pro Forma Combined (after the voluntary waiver) was 0.55% for the fiscal year ended October 31, 2008.

4   With respect to Federated Stock and California Muni Fund, the Fund has no present intention of paying or accruing the distribution (12b-1) fee for Class A Shares during the fiscal year ending November 30, 2008.  On November 15, 2007, the Board of Trustees approved an amendment to the distribution (12b-1) fee for the Fund’s Class A Shares from 0.25% to 0.05% effective January 31, 2008.  The fee table represents the fees that would have been in place had this change occurred on December 1, 2007, the first day of the fiscal year ending November 30, 2008.

5   With respect to Federated Muni and Stock Advantage Fund and Federated Muni and Stock Advantage Fund – Pro Forma Combined, the Fund’s Class A Shares did not pay or accrue the distribution (12b-1) fee during the fiscal year ended October 31, 2008.  The Fund has no present intention of paying or accruing the distribution (12b-1) fee for Class A Shares during the fiscal year ending October 31, 2009.  On November 15, 2007, the Board of Trustees approved an amendment to the distribution (12b-1) fee for the Fund’s Class A Shares from 0.25% to 0.05% effective December 31, 2007.  The fee table represents the fees that would have been in place had this change occurred on November 1, 2007, the first day of the fiscal year ended October 31, 2008.

6With respect to Federated Stock and California Muni Fund, this includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services.  Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.  The administrator expects to voluntarily waive a portion of its fee.  In addition, the Adviser expects to voluntarily reimburse the Fund for other operating expenses the Fund incurs.  The administrator and Adviser can terminate this voluntary waiver and reimbursement at any time.  Total other expenses paid by Federated Stock and California Muni Fund’s Class A Shares (after the anticipated voluntary waiver and reimbursement) is expected to be 0.75% for the fiscal year ending November 30, 2008.  Total other expenses paid by Federated Stock and California Muni Fund’s Class A Shares (after the voluntary waiver and reimbursement) was 0.33% for the period ended November 30, 2007.

7   With respect to Federated Muni and Stock Advantage Fund and Federated Muni and Stock Advantage Fund – Pro Forma Combined, this includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services.  Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.

8   With respect to Federated Muni and Stock Advantage Fund and Federated Muni and Stock Advantage Fund – Pro Forma Combined, the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses paid by the Fund’s Class A Shares (after voluntary waivers and reimbursements) will not exceed 1.00% for the fiscal year ending October 31, 2009.  Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through December 31, 2009.

9    With respect to Federated Stock and California Muni Fund, the Total Actual Fund Operating Expenses for the Fund’s Class A Shares (after waiver and reimbursement) was 0.33% for the period ended November 30, 2007.

Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund’s Class A  Shares for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that, for each Fund’s Class A Shares operating expenses are before waivers, reimbursement and reduction as shown in the Table and remain the same.  Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Federated Stock and California Muni Fund, Class A Shares	$1,118	$2,236	$3,331	$5,970
Federated Muni and Stock Advantage Fund, Class A Shares	$694	$998	$1,323	$2,242
Federated Muni and Stock Advantage Fund, Class A Shares Pro Forma Combined	$694	$998	$1,323	$2,242

Federated Stock and California Muni Fund, Class C Shares - Federated Muni and Stock Advantage Fund, Class C Shares

This table describes (1) the anticipated fees and expenses that you may pay if you buy and hold Class C Shares of Federated Stock and California Muni Fund as of its most recent prospectus dated January 31, 2008; (2) the actual fees and expenses that you may pay if you buy and hold Class C Shares of Federated Muni and Stock Advantage Fund as of its most recent prospectus dated December 31, 2008; and (3) the proforma fees and expenses of Class C Shares of Federated Muni and Stock Advantage Fund on a combined basis after giving effect to the merger.

Shareholder Fees	Federated Stock and California Muni Fund- Class C Shares	Federated Muni and Stock Advantage Fund- Class C Shares	Federated Muni and Stock Advantage Fund- Class C Shares Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	1.00%	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (Before Waivers and Reimbursement)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	1.00%2	1.00%3	1.00%3
Distribution (12b-1) Fee	0.75%	0.75%	0.75%
Other Expenses	4.99%4	0.45%5	0.45%5
Total Annual Fund Operating Expenses	6.74%	2.20%6	2.20%6
1With respect to Federated Stock and California Muni Fund, the percentages shown are based on anticipated expenses for the entire fiscal year ending November 30, 2008.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  Although not contractually obligated to do so, the Adviser and administrator expect to waive and/or reimburse certain amounts.  These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending November 30, 2008.   With respect to Federated Muni and Stock Advantage Fund and Federated Muni and Stock Advantage Fund Pro Forma Combined, the percentages shown are based on actual expenses for the fiscal year ended October 31, 2008.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  Although not contractually obligated to do so, the Adviser waived certain amounts.  These are shown below along with the net expenses the Fund actually paid for the fiscal year ended October 31, 2008.

Total Waivers and Reimbursement of Fund Expenses	5.24%	0.45%	0.45%
Total Actual Annual Fund Operating Expenses (after waivers and reimbursement)	1.50%7	1.75%	1.75%
     With respect to Federated Stock and California Muni Fund, for the period beginning November 1, 2007 through February 29, 2008, total expenses after waiver and reimbursements are expected to be paid at an annualized rate of 1.25% for Class C Shares.  It is anticipated that the Adviser will adjust its waiver and/or reimbursement so that total expenses (after waiver and reimbursement) will increase by 0.05% every other month commencing in March 2008.  By the fiscal year ending November 30, 2008, total expenses (after anticipated waiver and/or reimbursement) are expected to be 1.50% for Class C Shares.

2With respect to Federated Stock and California Muni Fund, the Adviser expects to voluntarily waive the management fee.  The Adviser can terminate this anticipated voluntary waiver at any time.  The management fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.00% for the fiscal year ending November 30, 2008.  The management fee paid by Federated Stock and California Muni Fund (after the voluntary waiver) was 0.00% for the period ended November 30, 2007.

3   With respect to Federated Muni and Stock Advantage Fund and Federated Muni and Stock Advantage Fund – Pro Forma Combined, the Adviser voluntarily waived a portion of the management fee.  The Adviser can terminate this voluntary waiver at any time.  The management fee paid by Federated Muni and Stock Advantage Fund and Federated Muni and Stock Advantage Fund – Pro Forma Combined (after the voluntary waiver) was 0.55% for the fiscal year ended October 31, 2008.

4With respect to Federated Stock and California Muni Fund, this includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services.  Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.  The administrator expects to voluntarily waive a portion of its fee.  In addition, the Adviser expects to voluntarily reimburse the Fund for other operating expenses the Fund incurs.  The administrator and Adviser can terminate this voluntary waiver and reimbursement at any time.  Total other expenses paid by Federated Stock and California Muni Fund’s Class C Shares (after the anticipated voluntary waiver and reimbursement) is expected to be 0.75% for the fiscal year ending November 30, 2008.  Total other expenses paid by Federated Stock and California Muni Fund’s Class C Shares (after the voluntary waiver and reimbursement) was 0.34% for the period ended November 30, 2007.

5   With respect to Federated Muni and Stock Advantage Fund and Federated Muni and Stock Advantage Fund – Pro Forma Combined, this includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services.  Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.

6   With respect to Federated Muni and Stock Advantage Fund and Federated Muni and Stock Advantage Fund – Pro Forma Combined, the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses paid by the Fund’s Class C Shares (after voluntary waivers and reimbursements) will not exceed 1.75% for the fiscal year ending October 31, 2009.  Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through December 31, 2009.

7    With respect to Federated Stock and California Muni Fund, the Total Actual Fund Operating Expenses for the Fund’s Class C Shares (after waiver and reimbursement) was 1.09% for the period ended November 30, 2007.

Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund’s Class C  Shares for the time periods indicated and then redeem all of your shares at the end of those periods.  Expenses assuming no redemption are also shown.  The Example also assumes that your investment has a 5% return each year and that, for each Fund’s Class C Shares operating expenses are before waivers and reimbursement as shown in the Table and remain the same.  Although your actual costs and returns may be higher or lower, based on thses assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Federated Stock and California Muni Fund, Class C Shares
Expenses assuming redemption	$768	$1,970	$3,226	$6,182
Expenses assuming no redemption	$668	$1,970	$3,226	$6,182
Federated Muni and Stock Advantage Fund, Class C Shares
Expenses assuming redemption	$323	$688	$1,180	$2,534
Expenses assuming no redemption	$223	$688	$1,180	$2,534
Federated Muni and Stock Advantage Fund, Class C Shares Pro Forma Combined
Expenses assuming redemption	$323	$688	$1,180	$2,534
Expenses assuming noredemption	$223	$688	$1,180	$2,534

COMPARISON OF POTENTIAL RISKS AND REWARDS: PERFORMANCE INFORMATION

The bar charts and tables below compare the potential risks and reward of investing in the Acquired Fund and the Acquiring Fund. The bar charts provide an indication of the risks of investing in each Fund by showing changes in each Fund’s performance from year to year. The total returns shown in the bar chart are based upon NAV. The tables show how each Fund’s average annual total returns of a broad-based market index. The figures assume reinvestment of dividends and distributions.

Federated Stock and California Muni Fund

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

GRAPHIC ILLUSTRATION-Federated Stock and California Muni fund – Class A Shares

The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Fund as of the calendar year-end for one year.

The ‘y’ axis reflects the “% Total Return” beginning with “0%” and increasing in increments of 1% up to 5%.

The ‘x’ axis represents calculation period for the calendar year end 2007.  The chart features one distinct vertical bar, shaded in black, and visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for the calendar year is stated directly at the top of the bar, for the calendar year 2007.  The percentage noted is 1.78%.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees.  If these charges or fees had been included, the returns shown would have been lower.

The Fund’s Class A Shares total return for the nine-month period from January 1, 2008 to September 30, 2008 was (9.17)%.

Within the period shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 1.41% (quarter ended June 30, 2007). Its lowest quarterly return was (1.10)% (quarter ended December 31, 2007).

Average Annual Total Return Table

The Average Annual Total Returns for the Fund’s Class A Shares and Class C Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all classes. In addition, Return After Taxes is shown for the Fund’s Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Barclays Capital California Tax-Exempt Index (BCCMB),1 a broad-based market index, and the Russell 1000 Value Index (RU1000V),2 an index of funds with similar objectives. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund’s performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

(For the Periods Ended December 31, 2007)

	1 Year	Start of Performance3
Class A Shares:
Return Before Taxes	(3.82)%	(3.71)%
Return After Taxes on Distributions4	(4.81)%	(4.66)%
Return After Taxes on Distributions and Sale of Fund Shares4	(2.48)%	(3.67)%
Class C Shares:
Return Before Taxes	0.10%	0.87%
BCCMB	2.82%	2.35%
RU1000V	(0.17)%	0.84%

1 The BCCMB is an unmanaged index that includes issues in the state of California, which have a minimum credit rating of BAA3, are issued as part of a deal of at least $75 million, have an amount outstanding of at least $7 million, have a maturity of one year or greater, and have been issued after December 31, 1990.  The BCCMB includes both zero coupon bonds and bonds subject to alternative minimum tax.

2
The RU1000V is an unmanaged index that measures the performance of the 1,000 largest of the 3,000 largest U.S. domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

3The Fund’s Class A Shares and C Shares start of performance was December 11, 2006.

4 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns for Class B Shares will differ from those shown above for Class A Shares. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

Federated Muni and Stock Advantage Fund

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

GRAPHIC ILLUSTRATION- Federated Muni and Stock advantage Fund – Class A Shares

The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Fund as of the calendar year-end for each of four years.

The ‘y’ axis reflects the “% Total Return” beginning with “0%” and increasing in increments of 2% up to 16%.

The ‘x’ axis represents calculation periods from the calendar year end 2004 through the calendar year ended 2007.  The chart features four distinct vertical bars, each shaded in black, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 2004 through 2007.  The percentages noted are 9.12%, 5.41%, 12.24% and 0.90%, respectively.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund’s Class A Shares total return for the nine-month period from January 1, 2008 to September 30, 2008 was (8.63)%.

Within the period shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 5.66% (quarter ended December 31, 2004). Its lowest quarterly return was (1.40)% (quarter ended December 31, 2007).

Average Annual Total Return Table

The Average Annual Total Returns for the Fund’s Class A and Class C Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all classes. In addition, Return After Taxes is shown for the Fund’s Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Barclays Capital Municipal Bond Index (BCMB) and the Russell 1000 Value Index (RU1000), broad-based market indexes.2 Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. Indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

 (For the Periods Ended December 31, 2007)

	1 Year	Start of Performance1
Class A Shares:
Return Before Taxes	(4.62)%	6.49%
Return After Taxes on Distributions3	(6.12)%	5.90%
Return After Taxes on Distributions and Sale of Fund Shares2	(2.45)%	5.65%
Class C Shares:
Return Before Taxes4	(0.70) %	7.02%
BCMB	3.36%	4.24%
RU1000	(0.17)%	13.89%

1	The Fund’s Class A and Class C Shares start of performance date was September 26, 2003.

2
Morningstar figures represent the average total returns reported by all mutual funds designated by Morningstar, Inc. as falling into the category indicated. The total return for the 12-month reporting period for the Fund’s benchmark indexes, the Barclays Capital Municipal Bond Index (“BCMB”) and the Russell 1000 Value Index (“RU1000”), were (3.30)% and (36.80)%, respectively. The Indexes are not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund’s performance. The BCMB is a broad market performance benchmark for the tax-exempt bond market. As of October 2007, approximately 42,900 bonds were included in the index with a market value of $1.07 trillion. To be included in the BCMB, bonds must have a minimum credit rating of at least Baa3/BBB-, an outstanding par value of at least $7 million, be issued as part of a transaction of at least $75 million that took place after December 31, 1990 and have at least one year of remaining maturity. The index includes both zero coupon bonds and bonds subject to the alternative minimum tax. The RU1000 measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3
After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns for the Fund’s Class B Shares and Class C Shares will differ from those shown above for the Fund’s Class A Shares. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Attached as Annex B to this prospectus/proxy Statement is Management’s Discussion of Fund Performance and a line graph showing performance for the most recent fiscal year of the Acquired Fund and the Acquiring Fund.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s performance for the past five fiscal years or since inception. Some of the information is presented on a per share basis. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information for the Funds has been audited by Ernst & Young LLP, an independent registered public accountant, whose reports, along with each Fund’s financial statements, are enclosed in the Annual Reports. For the Acquired Fund, the information for the six months ended May 31, 2008 is unaudited.

Federated Stock and California Muni Fund

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout each Period)

	Six Months Ended (unaudited)		Period Ended
	5/31/2008		11/30/2007	1
Net Asset Value, Beginning of Period	$9.88		$10.00
Income From Investment Operations:
Net investment income	0.17		0.31
Net realized and unrealized loss on investments, futures contracts, foreign currency transactions and swap contracts	(0.23)		(0.14)
TOTAL FROM INVESTMENT OPERATIONS	(0.06)		0.17
Less Distributions:
Distributions from net investment income	(0.17)		(0.29)
Net Asset Value, End of Period	$9.65		$9.88
Total Return2	(0.62)%		1.69%

Ratios to Average Net Assets:
Net expenses	0.48	%3,4	0.33	%3,4
Net investment income	3.68	%3	3.57	%3
Expense waiver/reimbursement5	4.80	%3	8.24	%3
Supplemental Data
Net assets, end of period (000 omitted)	$7,490		$6,728
Portfolio turnover	60%		87%

1For the period from December 11, 2006 (date of initial investment) to November 30, 2007.

2Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
Total returns for periods of less than one year are not annualized.

3Computed on an annualized basis.

4   The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 0.48% and 0.32% for the six month period ended May 31, 2008 and for the period ended November 30, 2007, respectively, after taking into account these expense reductions.

5This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated November 30, 2008, which can be obtained free of charge.

Federated Stock and California Muni Fund

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout each Period)

	Six Months Ended (unaudited)		Period Ended
	5/31/2008		11/30/2007	1
Net Asset Value, Beginning of Period	$9.88		$10.00
Income From Investment Operations:
Net investment income	0.13		0.25
Net realized and unrealized loss on investments, futures contracts, foreign currency transactions and swap contracts	(0.23)		(0.15)
TOTAL FROM INVESTMENT OPERATIONS	(0.10)		0.10
Less Distributions:
Distributions from net investment income	(0.13)		(0.22)
Net Asset Value, End of Period	$9.65		$9.88
Total Return2	(1.02)%		1.01%

Ratios to Average Net Assets:
Net expenses	1.28	%3,4	1.09	%3,4
Net investment income	2.90	%3	2.87	%3
Expense waiver/reimbursement5	4.80	%3	6.67	%3
Supplemental Data:
Net assets, end of period (000 omitted)	$2,762		$1,644
Portfolio turnover	60%		87%

1For the period from December 11, 2006 (date of initial investment) to November 30, 2007.

2Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
Total returns for periods of less than one year are not annualized.

3Computed on an annualized basis.

4   The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.28% and 1.08% for the six month period ended May 31, 2008 and for the  period ended November 30, 2007, respectively, after taking into account these expense reductions.

5This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated November 30, 2008, which can be obtained free of charge.

Federated Muni and Stock Advantage Fund

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,								Two Months Ended		Period Ended
	2008		2007		2006		2005		10/31/2004	1	8/31/2004	2
Net Asset Value, Beginning of Period	$12.08		$12.09		$11.10		$10.69		$10.53		$10.00
Income From Investment Operations:
Net investment income	0.39		0.37		0.38		0.37		0.06		0.41	3
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts and swap contracts	(2.27)		0.20		0.96		0.42		0.16		0.47
TOTAL FROM INVESTMENT OPERATIONS	(1.88)		0.57		1.34		0.79		0.22		0.88
Less Distributions:
Distributions from net investment income	(0.39)		(0.38)		(0.35)		(0.38)		(0.06)		(0.35)
Distributions from net realized gain on investments, foreign currency transactions and futures contracts	(0.35)		(0.20)		--		--		--		--
TOTAL DISTRIBUTIONS	(0.74)		(0.58)		(0.35)		(0.38)		(0.06)		(0.35)
Net Asset Value, End of Period	$9.46		$12.08		$12.09		$11.10		$10.69		$10.53
Total Return4	(16.39)%		4.79%		12.31%		7.49%		2.13%		8.92%
Ratios to Average Net Assets:
Net expenses	1.00	%5	1.00	%5	1.00	%5	0.80	%5	0.55	%6	0.31	%6
Net investment income	3.47%		3.12%		3.32%		3.44%		3.48	%6	4.30	%6
Expense waiver/reimbursement7	0.45%		0.44%		0.45%		0.67%		1.23	%6	1.45	%6
Supplemental Data:
Net assets, end of period (000 omitted)	$404,311		$588,344		$465,673		$314,215		$140,170		$122,672
Portfolio turnover	87%		72%		42%		9%		17%		39%

1The Fund changed its fiscal year end from August 31 to October 31.

2Reflects operations for the period from September 26, 2003 (date of initial public investment) to August 31, 2004.

3Per share numbers have been calculated using the average shares method.

4Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
Total returns for periods of less than one year are not annualized.

5The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios for the years ended October 31, 2008, 2007, 2006 and 2005 are 1.00%, 1.00%, 1.00% and 0.80%, respectively, after taking into account these expense reductions.

6Computed on an annualized basis.

7This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated October 31, 2008, which can be obtained free of charge.

Federated Muni and Stock Advantage Fund

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,								Two Months Ended		Period Ended
	2008		2007		2006		2005		10/31/2004	1	8/31/2004	2
Net Asset Value, Beginning of Period	$12.07		$12.09		$11.10		$10.68		$10.52		$10.00
Income From Investment Operations:
Net investment income	0.30		0.28		0.29		0.27		0.04		0.32	3
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts and swap contracts	(2.25)		0.19		0.97		0.43		0.17		0.46
TOTAL FROM INVESTMENT OPERATIONS	(1.95)		0.47		1.26		0.70		0.21		0.78
Less Distributions:
Distributions from net investment income	(0.31)		(0.29)		(0.27)		(0.28)		(0.05)		(0.26)
Distributions from net realized gain on investments, foreign currency transactions and futures contracts	(0.35)		(0.20)		----		----		----		----
TOTAL DISTRIBUTIONS	(0.66)		(0.49)		(0.27)		(0.28)		(0.05)		(0.26)
Net Asset Value, End of Period	$9.46		$12.07		$12.09		$11.10		$10.68		$10.52
Total Return4	(16.95)%		3.94%		11.48%		6.63%		1.97%		7.90%
Ratios to Average Net Assets:
Net expenses	1.75	%5	1.75	%5	1.75	%5	1.70	%5	1.55	%6	1.31	%6
Net investment income	2.72%		2.37%		2.57%		2.56%		2.48	%6	3.28	%6
Expense waiver/reimbursement7	0.45%		0.44%		0.45%		0.52%		0.98	%6	1.20	%6
Supplemental Data:
Net assets, end of period (000 omitted)	$122,165		$181,358		$122,419		$79,891		$42,816		$38,500
Portfolio turnover	87%		72%		42%		9%		17%		39%

1The Fund changed its fiscal year end from August 31 to October 31.

2Reflects operations for the period from September 26, 2003 (date of initial public investment) to August 31, 2004.

3Per share numbers have been calculated using the average shares method.

4Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios for the years ended October 31, 2008, 2007, 2006 and 2005 are 1.75%, 1.75%, 1.75% and 1.70%, respectively, after taking into account these expense reductions.

6Computed on an annualized basis.

7This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated October 31, 2008, which can be obtained free of charge.

Investment Adviser

The Board selects and oversees the Adviser. The Adviser manages each Fund’s assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Funds. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

With respect to each Fund, the Adviser has delegated daily management of some Fund assets to the Sub-Adviser, Federated Investment Management Company, who is paid by the Adviser and not by the Fund, based on the portion of securities the Sub-Adviser manages. The Sub-Adviser’s address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser, Sub-Adviser, FASC and other subsidiaries of Federated advise approximately 148 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $302 billion in assets as of December 31, 2007. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,270 employees. Federated provides investment products to nearly 5,500 investment professionals and institutions.

PORTFOLIO MANAGER INFORMATION

John L. Nichol is the lead Portfolio Manager responsible for managing each Fund’s equity portfolio. David P. Gilmore is a Portfolio Manager responsible for managing each Fund’s equity portfolio. R.J. Gallo is the Portfolio Manager responsible for managing each Fund’s fixed-income portfolio.

John L. Nichol

John L. Nichol has been the Acquired Fund’s Portfolio Manager since inception, and has been the Acquiring Fund’s portfolio Manager since September 2003. Mr. Nichol joined Federated in September 2000 as an Assistant Vice President/Senior Investment Analyst. He has been a Portfolio Manager since December 2000 and was named a Vice President of the Adviser in July 2001. Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio from 1992 through August 2000. Mr. Nichol is a Chartered Financial Analyst. He received his M.B.A. with an emphasis in Finance and Management and Information Science from the Ohio State University.

David P. Gilmore

David P. Gilmore has been the Acquired Fund’s Portfolio Manager since inception, and has been the Acquiring Fund’s portfolio manager since October 2006. Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. Mr. Gilmore has been a Portfolio Manager since September 2000. He became a Senior Investment Analyst in July 1999 and a Vice President of the Adviser in July 2001. Mr. Gilmore is a Chartered Financial Analyst. Mr. Gilmore earned his B.S from Liberty University and his M.B.A. from the University of Virginia.

R.J. Gallo

R.J. Gallo has been the Acquired Fund’s Portfolio Manager since inception, and has been the Acquiring Fund’s portfolio manager since September 2003. Mr. Gallo joined Federated in 2000 as an Investment Analyst. He became a Vice President of the Sub-Adviser in January 2005 and served as Assistant Vice President of the Sub-Adviser from January 2002 through 2004. He has been a Portfolio Manager since December 2002. From 1996 to 2000, Mr. Gallo was a Financial Analyst and Trader at the Federal Reserve Bank of New York. Mr. Gallo is a Chartered Financial Analyst. Mr. Gallo received a Master’s in Public Affairs with a concentration in Economics and Public Policy from Princeton University.

Each Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts, and ownership of securities in the Fund.

ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES

Investment Advisory Fees

With respect to each Fund, the annual advisory fee is 1.00% of the Fund’s average daily net assets. The Adviser may voluntarily choose to waive a portion of its advisory fee or reimburse other expenses of each Fund. This voluntary waiver or reimbursement may be terminated by the Adviser at any time in its sole discretion. A discussion of the Board’s review of the Acquired Fund’s investment advisory contract is available in the Acquired Fund’s annual report dated November 30, 2007, and a discussion of the Board’s review of the Acquiring Fund’s investment advisory contract is available in the Acquiring Fund’s annual Report dated October 31, 2008.

Administrative Fees

Federated Administrative Services (“FAS”), an affiliate of the Adviser, serves as administrator to both the Acquired Fund and the Acquiring Fund and provides and provides certain administrative personnel and services as necessary. FAS provides these services at an annual rate based on the average aggregate daily net assets of each Fund and most of the other Federated funds advised by the Adviser or its affiliates.  The rate charged by FAS is based on a scale that ranges from 0.150% on the first $5 billion of average aggregate daily nets assets to 0.075% on assets over $20 billion.  FAS’ minimum annual administrative fee with respect to each Fund is $150,000 per portfolio and $40,000 per each additional class of shares.  FAS may choose voluntarily to waive a portion of its fee.

Each Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

Service Fees

Each Fund is a party to a Shareholder Services Agreement under which it may make payments of up to 0.25% of the average daily net assets of the Fund to financial intermediaries, or to Federated Shareholder Services Company (“FSSC”), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account it is not eligible to also receive Account Administration Fees on the same account.

Rule 12b-1 Fees

Federated Securities Corp. (“FSC”), an affiliate of the Adviser, is the principal distributor (the “Distributor”) for shares of both Funds. Each Fund has adopted a Rule 12b-1 Plan which allows it to pay marketing fees of up to 0.05% (for Class A Shares) and 0.75% (for Class C Shares) of average net assets to Federated Services Corp. (“FSC”), an affiliate of the Adviser, for the sale, distribution, administration and customer servicing of Fund shares. When FSC receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. Because these shares pay marketing fees on an ongoing basis, the investment cost in these shares may be higher over time than other shares with different sales charges and marketing fees.

Account Administration Fees

Each Fund may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Fund and shareholders. If a bank receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

Recordkeeping Fees

Each Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Fund’s shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

Networking Fees

Each Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Fund and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

Additional Payments to Financial Intermediaries

FSC may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of shares of the Funds or provide services to Fund shareholders.  The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell shares of a Fund.  In some cases, such payments may be made by or funded from the resources of companies affiliated with FSC (including the Adviser).  These payments are not reflected in the fees and expenses listed in the fee table section of a Fund’s prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.  These payments may be in addition to payments of Rule 12b-1 Fees and/or Service Fees and/or Account Administration Fees and/or Recordkeeping Fees and/or Networking Fees made by a Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of a Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting FSC preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. A prospective investor may ask his or her financial intermediary for information about any payments it receives from the FSC or the Fund and any services provided.

Purchase, Redemption and Exchange Procedures; Dividends and Distributions; Tax Information; Frequent Trading; Portfolio Holdings Disclosure Policy

The transfer agent and dividend-disbursing agent for each Fund is State Street Bank and Trust Company.  Procedures for the purchase, redemption and exchange of the Acquired Fund’s shares are the same as those applicable to the purchase, redemption and exchange of the Acquiring Fund’s shares.  Reference is made to the Prospectus of the Acquired Fund dated January 31, 2008, and the Prospectus of the Acquiring Fund dated December 31, 2008, each of which is incorporated herein by reference, for a complete description of the purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of each Fund.

Purchases

Shares of a Fund may be purchased any day the New York Stock Exchange (NYSE) is open. When a Fund receives a transaction request in proper form (as described in its Prospectus), it is processed at the next calculated net asset value (NAV) plus any applicable front-end sales charge (public offering price). When a Fund holds securities that trade in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days when shares of the Fund cannot be purchased or redeemed. NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open.

Purchases of shares of each Fund may be made through an intermediary, directly from the Fund or through an exchange from another Federated fund. Each Fund reserves the right to reject any request to purchase or exchange shares.

Purchasers of each Fund’s Class A Shares incur a front-end sales charge of up to 5.50% of the public offering price on purchase amounts less than $1 million. The sales charges are subject to the breakpoint discounts and rights of accumulation, which are identical for each Fund and are described in each Fund’s prospectus for its Class A Shares. For purchases of $1 million or more, a contingent deferred sales charge, or CDSC, of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

There is no front-end sales charge upon purchase of Class C Shares, However, upon redemption, holders of each Fund’s Class C Shares may incur a CDSC of 1% on Class C Shares redeemed within 12 months of the purchase date.

The CDSC on Class C Shares is calculated using the share price at the time of purchase or redemption, whichever is lower. The CDSC on each Fund’s Class C Shares may be reduced or eliminated in the circumstance, which are identical for each Fund, described in the prospectus for each Fund.

The required minimum initial and subsequent investment amounts in each Fund are $1,500 and $100. The minimum initial and subsequent investment amounts for IRS Rollovers from retirement plans are $250 and $100, respectively. An account may be opened with a smaller amount as long as the $1,500 minimum is reached within 90 days.

Due to the high cost maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional shares to meet the minimum.

In addition to purchases by wire and by check, both Funds offer the following purchase options: (i) Through an Exchange: Shareholders may purchase through an exchange from the same class of another Federated fund. You must meet the minimum initial investment requirement for purchasing shares and both accounts must have identical registrations; (ii) By Automated Clearing House (ACH): Once you have opened your account, you may purchase additional shares through a depository institution that is an ACH member; (iii) Systematic Investment Program: all classes can purchase shares by using the Systematic Investment Program (SIP).

Redemptions and Exchanges

Redemptions and exchanges of each Fund may be made through a financial intermediary or directly from the Fund by telephone or by mailing a written request.  Shares of both Funds may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV.

Each Fund has an exchange privilege that allows shareholders to exchange shares of the Fund into shares of the same class of another Federated fund.

Any questions about the foregoing procedures may be directed to, and assistance in effecting purchases, redemptions or exchanges of each Fund may be obtained by calling 1-800-341-7400.

Dividends and Distributions

Both Funds declare and pay any dividends monthly to shareholders.  Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Funds pay any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless a cash payment is elected. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

Tax Information

It is anticipated that both Funds’ distributions will be primarily dividends that are partially exempt from federal income tax and partially eligible for the reduced federal income tax rate on qualifying dividends, although a portion of the Funds’ dividends may not be exempt or advantaged. Dividends also may be subject to state and local taxes, although, with respect to the municipal bond component of the portfolio of the Acquired Fund, its dividends will be exempt from California taxes discussed above to the extent they are derived from interest on obligations exempt from such taxes. Although each Fund does not seek to realize and distribute capital gains, each Fund may realize and distribute capital gains from time to time as a result of the Fund’s normal investment activities. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you  at the reduced federal income tax rate on long-term capital gains regardless of how long you have owned your shares. The Fund’s distributions of non-exempt dividends and capital gains are taxable whether paid in cash or reinvested in the Funds.  Redemptions and exchanges of Fund Shares are taxable sales. Please consult your tax adviser regarding your Federal, state and local tax liability. .

Frequent Trading

Frequent or short-term trading into and out each Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle.  Such trading in significant amounts can disrupt a Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable distributions by the Fund.  Investors engaged in such trading may also seek to profit by anticipating changes in a Fund’s NAV in advance of the time as of which NAV is calculated.

Each Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of its shares.  These policies and procedures are identical for both Funds and are described in each Fund’s Prospectus, incorporated herein by reference.

Portfolio Holdings Disclosure Policies

Each Fund’s SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities.  The SAIs are available on Federated’s website at FederatedInvestors.com.

INFORMATION ABOUT THE REORGANIZATION

Description of the Agreement and the Plan of Reorganization

The Plan provides for the Reorganization to occur on the Closing Date, which is expected to be on or after March 27, 2009.  On the Closing Date, all of the assets of the Acquired Fund will be transferred to the Acquiring Fund.  In exchange for the transfer of these assets, the Acquiring Fund will simultaneously issue to the Acquired Fund a number of full and fractional Class A Shares and Class C Shares of the Acquiring Fund equal in value to the aggregate NAV of the Class A Shares and Class C Shares, respectively, of the Acquired Fund calculated as of 4:00 p.m. on the Closing Date.

The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund shall be the value of such assets at the Closing Date of the Reorganization using the valuation procedures set forth in the Acquiring Fund’s Declaration of Trust and its current Prospectus and SAI, or such other valuation procedures as the Acquired Fund and the Acquiring Fund shall mutually agree.  There are no material differences between the valuation procedures of the Acquired fund and the Acquiring Fund.  The Funds generally value equity securities according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the other-the-counter market). Fixed-income securities (including tax-free municipal bonds) are generally valued according to prices furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost. Prices furnished by an independent pricing service are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities. Futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. The Funds generally value credit default swaps according to prices furnished by an independent pricing service which are based upon a valuation model incorporating default probabilities, recovery rates, and other market data or factors. Both Funds generally value total return swaps based upon a valuation model determined by management incorporating underlying reference indexes, interest rates, yield curves and other market data or factors. The funds generally value interest rate swaps according to prices furnished by an independent pricing service which are based upon a valuation model incorporating interest rates, yield curves and other market data of factors. The Funds value investments in other registered open-end investment companies at NAV.  If prices are not available from an independent pricing service, securities and derivative contracts traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the security or contract as provided by an investment dealer or other financial institution that deals in the security or contract.

The Acquired Fund will discharge all of its liabilities and obligations prior to consummation of the Reorganization.  Following the transfer of its assets in exchange for Class A Shares and Class C Shares of the Acquiring Fund, the Acquired Fund will distribute the Class A Shares and Class C Shares of the Acquiring Fund pro rata to shareholders of record of Class A Shares and Class C Shares of the Acquired Fund, respectively, in complete liquidation of the Acquired Fund.  Shareholders of the Acquired Fund owning shares on the Closing Date of the Reorganization will receive that number of Class A Shares and Class C Shares, respectively, of the Acquiring Fund which have the same aggregate value as the shareholder held in the Acquired Fund immediately before the Reorganization.  This distribution will be accomplished by the establishment of accounts in the names of the Acquired Fund’s shareholders on the share records of the Acquiring Fund’s transfer agent.  The Acquiring Fund does not issue share certificates to shareholders.

Following the consummation of the Reorganization, the Acquired Fund will then be terminated; the Trust will amend its Declaration of Trust to remove the Acquired Fund as a series of the Trust.

The transfer of shareholder accounts from the Acquired Fund to the Acquiring Fund will occur automatically.  It is not necessary for the Acquired Fund shareholders to take any action to effect the transfer.  Please do not attempt to make the transfer yourself.  If you do so, you may disrupt the management of the Funds’ portfolios, and you may incur sales charges that you would not incur in the Reorganization.

The Plan contains customary representations, warranties and conditions.  The Plan provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Reorganization by the Acquired Fund’s shareholders; and (ii) the receipt by the Trust of an opinion to the effect that the Reorganization will be tax-free to the Acquired Fund, its shareholders and the Acquiring Fund.  The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the Board determines that the Reorganization is not in the best interest of the shareholders of the Acquired Fund or the Acquiring Fund, respectively.

The expenses of the Reorganization will be paid by the Adviser or its affiliates.  Reorganization expenses include, without limitation: expenses associated with the preparation and filing of this Prospectus/Proxy Statement; postage; printing; accounting fees; legal fees incurred by each Fund; proxy solicitation costs; and other related administrative or operational costs.  Any brokerage charges associated with the purchase or disposition of portfolio securities by the Acquired Fund prior to the Reorganization will be borne by the Acquired Fund.

The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.

Description of the Acquiring Fund’s Share Classes and Capitalization

Class A Shares and Class C Shares of the Acquiring Fund to be issued to the shareholders of the Acquired Fund’s Class A Shares and Class C Shares, respectively, under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights.  Reference is hereby made to the Prospectus of the Acquiring Fund provided herewith for additional information about Class A Shares and Class C Shares of the Acquiring Fund.

The following tables sets for the unaudited capitalization of the Acquiring Fund’s and the Acquired Fund’s Class A Shares and Class C shares as of  ___________, 2009 and on a pro forma combined basis after giving effect to the Reorganization as of that date:

The following tables sets forth the unaudited capitalization of  Federated Stock and California Muni Fund’s and Federated Muni and Stock Advantage Fund’s Class A Shares and Class C Shares as of December 9, 2008 and on a pro forma combined basis after giving effect to the Reorganization as of that date:

Fund	Total Net Assets*	Shares Outstanding	Net Asset Value Per Share
Federated Stock and California Muni Fund – Class A Shares	$5,966,814	766,637	$7.78
Adjustments	-	(101,440)
Federated Muni and Stock Advantage Fund – Class A Shares	$372,399,680	41,528,036	$8.97
Federated Muni and Stock Advantage Fund, Pro Forma Combined – Class A Shares	$378,366,494	42,203,233	$8.97

Federated Stock and California Muni Fund – Class C Shares	$2,394,078	307,563	$7.78
Adjustments	-	(40,367)
Federated Muni and Stock Advantage Fund – Class C Shares	$114,324,742	12,757,756	$8.96
Federated Muni and Stock Advantage Fund, Pro Forma Combined – Class C Shares	$116,718,820	13,024,952	$8.96

*  Does not reflect additional $68,271,101 of net assets of  Federated Muni and Stock Advantage Fund represented by Class B Shares and Class F Shares.

Federal Income Tax Consequences

As a condition to the Reorganization, each Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

•
the Reorganization as set forth in the Plan will constitute a tax-free reorganization under section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of section 368(b) of the Code;

•	no gain or loss will be recognized by the Acquiring Fund upon its receipt of the Acquired Fund’s assets in exchange for the shares of the Acquiring Fund;

•
no gain or loss will be recognized by the Acquired Fund upon transfer of its assets to the Acquiring Fund solely in exchange for the shares of the Acquiring Fund or upon the distribution of the Acquiring Fund shares to the Acquired Fund’s shareholders in exchange for their Acquired Fund shares;

•	no gain or loss will be recognized by shareholders of the Acquired Fund upon exchange of their Acquired Fund shares for Acquiring Fund shares;

•	the tax basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization;

•
the aggregate tax basis of  the Acquiring Fund shares received by each shareholder of the Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Acquired Fund held by such shareholder immediately prior to the Reorganization;

•	the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund; and

•
the holding period of the Acquiring Fund shares received by each shareholder of the Acquired Fund will include the period during which the shares of the Acquired Fund exchanged therefor were held by such shareholder, provided the shares of the Acquired Fund were held as capital assets on the date of the Reorganization.

The opinion provided in connection with the Reorganization shall be based on customary assumptions and such representations as Reed Smith LLP may reasonably request and each Fund and will cooperate to make and certify the accuracy of such representations. The opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquired Fund or any shareholder of the Acquired Fund with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, the requirement that the above-described opinion be provided in connection with the Reorganization cannot be waived by either Fund.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Acquired Fund shares and the fair market value of the Acquiring Fund shares received in exchange therefor. Shareholders of the Acquired Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. In addition, because the forgoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.

Before the Reorganization, the Acquired Fund expects to make distributions to its shareholders. Such distributions, together with all previous distributions, will have the effect of distributing to shareholders of the Acquired Fund all of the Acquired Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), the excess of the Acquired Fund’s tax-exempt interest income over its deductions disallowed under Code sections 171(a)(2) and 265, and the Acquired Fund’s net capital gains, including those realized on any disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforward) through the closing of the Reorganization. Such distributions will be taxable to shareholders to the extent such distributions are not exempt-interest dividends.

There are no plans on the part of the Acquired Fund to dispose of a material portion of its portfolio securities prior to the Reorganization nor are there any plans on the part of the Acquiring Fund to sell acquired portfolio securities, other than in the ordinary course of business.

As of November 30, 2008, the Acquiring Fund and the Acquiring Fund had the following built-in (losses) for Federal income tax purposes. These figures are approximate and are likely to change by the date of the Reorganization.

Acquired Fund                                $(1,289,166)
Acquiring Fund                                $(78,117,207)

As of their most recent fiscal year ends, each fund had unutilized capital loss carryovers in the amount set forth below. The final amount of unutilized capital loss carryovers for each Fund is subject to change and will not be determined until the time of the Reorganization.

Acquired Fund                                $(896,253)
Acquiring Fund                                $(37,283,914)

It is anticipated that any built-in losses and capital loss carryforwards of the Acquired Fund and the Acquiring Fund which are generated prior to the Reorganization will remain available to the Acquiring Fund following the Reorganization, subject to any applicable limitations under the Code (including limitations that may be imposed as a result of the Reorganization).

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

Both Funds are open-end, management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current NAV. Both Funds are portfolios of the Trust, which was established under the laws of the Commonwealth of Massachusetts. Because both Funds are portfolios of the same Trust, the rights of the stockholders of the two Funds relating to voting, distributions and redemptions are identical. The chart below describes your rights as a shareholder of the Trust.

CATEGORY	SHAREHOLDER RIGHTS
Preemptive Rights	None.
Preferences	None.
Appraisal Rights	None.
Conversion Rights	None.
Exchange Rights (other than the right to exchange for shares of the same class of other Federated mutual funds as provided in the Funds’ prospectuses)	None.
Minimum Account Size	Class A Shares - $1,500 Class C Shares - $1,500
Annual Meeting	Not required.
Right to Call Shareholder Meetings	Shall be called upon the written request of the holders of at least 10% of outstanding shares of the Fund entitled to vote at the meeting.
Notice of Meeting	The Board of Trustees may fix a date not more than 60 days before the meeting date as the record date for determining shareholders entitled to notice of or to vote at any meeting of shareholders.
Quorum for Meetings	Except when otherwise required by law, the presence in person or by proxy of the holders of more than 50% of the shares entitled to vote constitutes a quorum at any meeting of shareholders.
Vote Required for Election of Trustees	A plurality of votes cast at the meeting. Cumulative voting is not permitted.
Adjournment of Meetings
In the absence of a quorum, a plurality of the shares present in person or by proxy entitled to vote may adjourn the meeting from time to time without further notice than by announcement at the meeting until a quorum shall be present.

Removal of Trustees/Directors by Shareholders	A trustee may be removed from office at any special meeting of shareholders by a vote of two-thirds of the outstanding shares
Personal Liability of Officers and Trustees
Provided they have acted under the belief the their actions are in the best interest of the Trust, the Trustees and officers shall not be responsible for the liable in any event for neglect or wrongdoing by them or any officer, agent, employee, investment adviser or principal underwriter of the Trust or any entity providing administrative services to the Trust, but nothing herein contained shall protect any Trustee of officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Right of Inspection
Under Massachusetts law, and under the Bylaws of the Trust, the Trustees of a Massachusetts business trust may from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust maintained on behalf of each series and class of shares of the Trust or any of them may be open to inspection of the shareholders of any series or class; and no shareholders of any series or class; and no shareholder may have the right to inspect any account or book or document of the Trust except that, to the extent such account or book or document relates to the series or class in which he is a shareholder or the Trust generally, such shareholder will have such right of inspection as conferred by laws or authorized by the Trustees or by the resolution of the shareholders of the relevant series or class.

INFORMATION ABOUT THE ACQUIRING FUND AND THE ACQUIRED FUND;

WHERE TO FIND ADDITIONAL INFORMATION

Information about the Acquired Fund is included in its Prospectus and SAI dated January 31, 2008, each of which is incorporated herein by reference.  Information about the Acquiring Fund is included in its Prospectus and its SAI dated December 31, 2008, each of which is incorporated herein by reference. A copy of the Prospectus for the Acquiring Fund accompanies the Prospectus/Proxy Statement. Copies of the SAI of the Acquiring Fund, the Prospectus and SAI of the Acquired Fund and the SAI dated _________, 2009 , relating to this Prospectus/Proxy Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Funds at 1-800-341-7400 or by writing to Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Prospectuses and SAIs of the Acquired Fund and the Acquiring Fund are also available electronically at Federated’s website at FederatedInvestors.com.

The Trust, on behalf of each Fund, is subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith files reports and other information with the SEC.  Reports, proxy and information statements, and other information filed by the Trust, on behalf of each Fund, can be obtained by calling or writing the Fund and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

Legal Proceedings

Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund’s directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated’s website at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

Proxies are being solicited by the Board of the Trust, on behalf of the Trust’s portfolio, the Acquired Fund.  The proxies will be voted at the special meeting of shareholders of the Acquired Fund to be held at 2:00 p.m. on March 25, 2009 at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 (such special meeting and any adjournment or postponement hereof are referred to as the (“Special Meeting”).

The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Adviser or its affiliates.  In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of the Adviser or its affiliates, or, if necessary, a communications firm retained for this purpose.  Such solicitations may be by telephone, through the Internet or otherwise.  Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholders after the fact.  Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form.  The Adviser may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The purpose of the Special Meeting is set forth in the accompanying Notice.  The Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting.  Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies.  This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about ___________, 2009 to shareholders of record at the close of business on ___________, 2009 (the “Record Date”).

The Acquired Fund’s Annual Report, which includes audited financial statements for the fiscal year ended November 30, 2007, was previously mailed to shareholders of the Acquired Funds.  The Acquired Funds will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered, a copy of the Annual Report or Semi-Annual Report dated May 31, 2008 of the Acquired Funds, which may be requested by writing to the Acquired Fund’s principal executive officers or by calling the Acquired Fund.  The principal executive office of the Acquired Fund is located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000.  These documents, as well as additional information about the Funds (including portfolio holdings, performance, and distributions), are also available on the website for the Funds.  The website for the Acquired Funds is FederatedInvestors.com. The toll-free telephone number for both funds is 1-800-341-7400.

PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting.  Each Share of the Acquired Fund is entitled to one vote.  Fractional shares are entitled to proportionate shares of one vote.  The votes of shareholders of the Acquiring Fund are not being solicited since their approval is not required in order to effect the Reorganization.

Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust.  In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person.  All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the submitted proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Agreement and Plan of Reorganization.

In order to hold the Special Meeting, a “quorum” of shareholders of the Acquired Fund must be present. Holders of 50% of the total number of shares entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve the Agreement and Plan of Reorganization and for the purpose of transacting any other business which may come before the meeting. Approval of the Reorganization requires the affirmative vote of “a majority of the outstanding securities” as defined in the 1940 Act. This vote requires the lesser of (A) 67% or more of the voting securities of  the Acquired Fund present at the Special Meeting if the shareholders of more than 50% of the outstanding voting securities are present or represented by proxy; or (B) more than 50% of the outstanding voting securities the Acquired Fund.

Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted in FAVOR of the approval of the Reorganization. For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect  of a “no” note for the purposes of obtaining the requisite approval of the proposal.

If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting from time to time without further notice other than by announcement to be given at the Meeting until a quorum is met.  In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal.  All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned.  The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote.  A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

SHARE OWNERSHIP OF THE FUNDS

As of ___________, 2009, the Acquired Fund had the following numbers of outstanding shares of beneficial interest:

Name of Class	Outstanding Shares

[TO BE COMPLETED ON RECORD DATE]

Each share is entitled to one vote and fractional shares have proportionate voting rights.

To the knowledge of the Trust management, as of ___________, 2009, the following entities held beneficially or of record more than 5% of the Acquired Fund’s outstanding share classes.

[TO BE COMPLETED ON THE RECORD DATE]

Officers and Trustees of the Acquired Fund own less than 1% of each class of the Acquired Fund’s outstanding shares.

To the knowledge of the Trust’s management, as of ___________, 2009, the following entities held beneficially or of record more than 5% of the Acquiring Fund’s outstanding share classes.

[TO BE COMPLETED ON THE RECORD DATE]

Officers and Trustees own less than 1% of each class of the Acquiring Fund’s outstanding shares

Shareholders owning 25% or more of outstanding shares may be in control of the Fund of which they are a shareholder and be able to effect the outcome of certain matters presented for a vote of shareholders.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Acquired Fund..

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees,

John W. McGonigle

Secretary

______________, 2009

ANNEX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this XX day of ________, 2009, by and between FEDERATED INCOME SECURITIES TRUST, a Massachusetts Business Trust, with its principal place of business at 5800 Corporate Drive, Pittsburgh, PA, 15237 (the “Trust”), with respect to its FEDERATED MUNI AND STOCK ADVANTAGE FUND (the “Acquiring Fund”), a series of the Trust, and FEDERATED INCOME SECURITIES TRUST, with respect to its FEDERATED STOCK AND CALIFORNIA MUNI FUND, a series of the Trust (“Acquired Fund” and, collectively with the Acquiring Fund, the “Funds”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder.  The reorganization will consist of:  (i) the transfer of all of the assets of the Acquired Fund in exchange for Class A Shares and Class C Shares, no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the distribution of Class A Shares of the Acquiring Fund to the holders of the Acquired Fund’s Class A Shares and the distribution of Class C Shares of the Acquiring Fund to the holders of the Acquired Fund’s Class C Shares; and (iii) the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund and the Acquired Fund are separate series of the Trust, the Trust is an open-end, registered management investment company, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund and the Acquired Fund are authorized to issue their shares of beneficial interest;

WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

1.1           THE EXCHANGE.  Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund.  In exchange, the Acquiring Fund agrees:  (i) to deliver to the Acquired Fund the number of each class of full and fractional Acquiring Fund Shares, determined by (a) multiplying the shares outstanding of each class of shares of the Acquired Fund (“Acquired Fund Shares”) by (b) the ratio computed by dividing (x) the net asset value per share of such class of  Acquired Fund Shares by (y) the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2.  Holders of Class A Shares of the Acquired Fund will receive Class A Shares of the Acquiring Fund, and holders of Class C Shares of the Acquired Fund will receive Class C Shares of the Acquiring Fund.  Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

1.2           ASSETS TO BE ACQUIRED.  The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of property having a value equal to the total net assets of the Acquired Fund, including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund. The assets acquired by the Acquiring Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, and shall be excluded from the Valuation of Assets under paragraph 2.1 and the corresponding calculation of net asset value per share of each class of the Acquired Fund Shares under this Agreement.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements.  The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.

1.3           LIABILITIES TO BE DISCHARGED.  The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.

1.4           LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable:  (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Acquired Fund Shareholders”), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below.  Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, and representing the respective pro rata numbers of Acquiring Fund Shares due such shareholders.  All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund.  The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.  After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.

1.5           OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.  Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.

1.6           TRANSFER TAXES.  Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7           REPORTING RESPONSIBILITY.  Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.

1.8           TERMINATION.  The Acquired Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

1.9           BOOKS AND RECORDS.  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II  VALUATION

2.1           VALUATION OF ASSETS.  The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, using the valuation procedures set forth in the Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2           VALUATION OF SHARES.  The net asset value per share of each class of Acquiring Fund Shares shall be the net asset value per share of such class of Acquiring Fund Shares computed at the closing on the Closing Date, using the valuation procedures set forth in the Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3           SHARES TO BE ISSUED.  The number of each class of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets, shall be determined by (a) multiplying the shares outstanding of each class of Acquired Fund Shares by (b) the ratio computed by (x) dividing the net asset value per share of such class of Acquired Fund Shares by (y) the net asset value per share of the corresponding class of Acquiring Fund Shares determined in accordance with paragraph 2.2.

2.4           DETERMINATION OF VALUE.  All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1           CLOSING DATE.  The closing (“Closing”) shall occur on or after March 20, 2009, or such other date(s) as the parties may agree to in writing (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein.  The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.

3.2           CUSTODIAN’S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Acquired Fund (the “Custodian”), shall deliver at the Closing a certificate of an authorized officer stating that:  (a) the Acquired Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3           EFFECT OF SUSPENSION IN TRADING.  In the event that on the scheduled Closing Date, either:  (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4           TRANSFER AGENT’S CERTIFICATE.  State Street Bank and Trust Company, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund shall issue and deliver, or cause State Street Bank and Trust Company, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1           REPRESENTATIONS OF THE ACQUIRED FUND.  The Trust, on behalf of the Acquired Fund, represents and warrants to the Trust, on behalf of the Acquiring Fund, as follows:

a)	The Acquired Fund is a legally designated, separate series of a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.

b)
The Trust is registered as an open-end management investment company under the 1940 Act, and the Trust’s registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect.

c)
The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

d)
The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not, result in the violation of any provision of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

e)
The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

f)
Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement.  The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

g)
The audited financial statements of the Acquired Fund as of November 30, 2007, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

h)
The unaudited financial statements of the Acquired Fund as of May 30, 2008, and for the six months then ended, have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

i)
Since the date of the financial statements referred to in paragraph (h) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.  For the purposes of this paragraph (i), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

j)
As of the date hereof, except as previously disclosed to the Acquired Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Acquired Fund’s knowledge, there have been no material miscalculations of the net asset value of the Acquired Fund or the net asset value per share during the twelve-month preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

k)
The minute books and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Acquired Fund, the Acquired Fund’s Board of Trustees and committees of the Acquired Fund’s Board of Trustees. The stock transfer ledger and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Acquired Fund Shares.

l)
The Acquired Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and riles thereunder.

m)
All federal and other tax returns and reports of the Acquired Fund required by law to be filed, have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof.  To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

n)
All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund.  All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4.  The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, and has no outstanding securities convertible into any of the Acquired Fund shares.

o)
At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances of which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the Commonwealth of Massachusetts, the Acquiring Fund will acquire good and marketable title to such assets, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

p)
The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund.  Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

q)
The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

r)
From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquired Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

s)
The Acquired Fund has qualified and elected to be treated as a “regulated investment company” under the Code (a “RIC”), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

t)
No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Massachusetts law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

4.2           REPRESENTATIONS OF THE ACQUIRING FUND.  The Trust, on behalf of the Acquiring Fund, represents and warrants to the Trust, on behalf of the Acquired Fund, as follows:

a)	The Acquiring Fund is a separate series of a business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

b)
The Trust is registered as an open-end management investment company under the 1940 Act, and the Trust’s registration with the Commission as an investment company under the 1940 Act is in full force and effect.

c)
The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

d)
The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not, result in a violation of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

e)
Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement.  The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

f)
The financial statements of the Acquiring Fund as of October 31, 2008, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

g)
Since the date of the financial statements referred to in paragraph (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund.

h)
All federal and other tax returns and reports of the Acquiring Fund required by law to be filed, have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the  payment thereof.  To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

i)
All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

j)
The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

k)
Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized.  When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

l)
The information to be furnished by the Acquiring Fund for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

m)
From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

n)
The Acquiring Fund has qualified and elected to be treated as a RIC under the Code as of and since its first taxable year; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.

o)
No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

p)
The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1           OPERATION IN ORDINARY COURSE.  The Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

5.2           APPROVAL OF SHAREHOLDERS.  The Trust will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3           INVESTMENT REPRESENTATION.  The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4           ADDITIONAL INFORMATION.  The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5           FURTHER ACTION.  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6           STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Trust’s Treasurer.

5.7           PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT.  The Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the “Registration Statement”).  The Registration Statement shall include a proxy statement  for use in connection with the meeting of the Acquired Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein (“Proxy Materials”), and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement.  The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable.  Each party will provide the other party with the materials and information necessary to prepare the Registration Statement and Proxy Materials, for inclusion therein.

5.8           DIVIDENDS.  On or before the Closing Date, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in the Acquiring Fund’s name by the Trust’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such closing date a certificate executed in the Acquired Fund’s name by the President or Vice President and the Treasurer or Assistant Treasurer in form and substance and satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE

ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1           This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Trust’s Declaration of Trust and By-Laws.  Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2           On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.  Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3           All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4           The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.  To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5           The parties shall have received an opinion of Reed Smith LLP substantially to the effect that for federal income tax purposes:

a)
The transfer of all of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

b)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares.

c)
No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.

d)	No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.

e)
The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by it immediately prior to the Reorganization.  The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

f)
The tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization.  The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

Such opinion shall be based on customary assumptions and such representations as _Reed Smith LLP___________________ may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.  The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

Federated Equity Management Company of Pennsylvania or its affiliates will pay all expenses associated with Acquiring Fund’s and Acquired Fund’s participation in the Reorganization, provided, however, that the Acquiring Fund shall bear expenses associated with the qualification of Acquiring Fund Shares for sale in the various states.  Reorganization expenses include, without limitation:  (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1           The Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

10.2           Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing Date, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

This Agreement may be terminated by the Trust at its option at or before the Closing Date.  In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund, the Trust, or their respective Trustees or officers.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust as authorized by the Board of Trustees; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the Trust property of the Funds, as provided in the Declaration of Trust of the Trust.  The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Funds and signed by authorized officers of the Trust, acting as such.  Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Trust property of the Funds as provided in the Trust’s Declaration of Trust.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

FEDERATED INCOME SECURITIES TRUST
on behalf of its portfolio,
Federated Stock and California Muni Fund

By:  John W. McGonigle
Title:  Vice President

FEDERATED INCOME SECURITIES TRUST
on behalf of its portfolio,
Federated Muni and Stock Advantage Fund

By: John W. McGonigle
Title:  Vice President

ANNEX B

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Federated Stock and California Muni Fund

The fund's total return, based on net asset value, from December 11, 2006 (date of initial investment) to November 30, 2007 (the "Reporting Period"), was 1.69% for Class A Shares and 1.01% for Class C Shares. For the Reporting Period, the Russell 1000 Value Index ("RU1000V") posted a total return of 2.30%, while the Lehman Brothers California Municipal Bond Index ("LBCAMB") posted a total return 2.17%. The RU1000V and LBCAMB are the fund's benchmark indexes. Weighting these benchmarks (60% LBCAMB and 40% RU1000V), the blended benchmark return was 2.53% for the Reporting Period. The total return on the fund's Class A Shares underperformed the weighted benchmark during the Reporting Period. 1

The fund's investment strategy focused on income earning investments, specifically high-quality, dividend-paying stocks 2 and intermediate- to long-term tax-exempt municipal bonds to achieve the fund's primary income objective and secondary capital appreciation objective. The most significant factors affecting the fund's performance during the Reporting Period were: (a) the fund's allocation between stocks and tax-exempt municipal bonds; (b) the selection of equity securities of similar issuers (referred to as sectors); (c) the selection of tax-exempt municipal securities with different maturities (expressed by a yield curve showing the relative yield of similar securities with different maturities), different credit characteristics or different structural attributes; and (d) the effective duration of the fund's tax-exempt municipal bond portfolio.

The following discussion will focus on the performance of the fund's Class A Shares. The 1.69% total return of the Class A Shares for the Reporting Period consisted of (1.20)% in price depreciation and 2.89% in reinvested dividends.

1 Morningstar figures represent the average total returns reported by all mutual funds designated by Morningstar, Inc. as falling into the category indicated. They do not reflect sales charges. Investments cannot be made directly in an average. The LBCAMB includes issues in the state of California which have a minimum credit rating of BAA3, are issued as part of a deal of at least $75 million, have an amount outstanding of at least $7 million, have a maturity of one year or greater, and have been issued after December 31, 1990. The LBCAMB includes both zero coupon bonds and bonds subject to the alternative minimum tax. The RU1000V measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The indexes are not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The indexes are unmanaged, and it is not possible to invest directly in an index. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which are not reflected in the total return of the LBCAMB or RU1000V.

2 There are no guarantees that dividend paying stocks will continue to pay dividends. In addition, dividend paying stocks may not experience the same capital appreciation potential as non-dividend-paying stocks.

MARKET OVERVIEW
During the Reporting Period, U.S. equity markets rallied during the first half of the fund's fiscal year based on the strength of surprisingly strong earnings and merger/acquisition activity. The second half of the fiscal year started with concerns regarding credit deterioration in the U.S. subprime mortgage market and transformed into a significant global credit crunch which threatened the financial markets. World Central Banks, including the U.S. Federal Reserve (the "Fed"), responded by providing immediate liquidity to the markets. With the fear of the credit crunch flowing into the broader market, the most recent inflation numbers easing and confirmation of a slowing U.S. economy; the Fed made an aggressive move lowering the Federal Funds Target Rate and discount rate 50 basis points. This helped to improve liquidity and investor confidence and resulted in the markets staging a strong recovery late in the Reporting Period.

The S&P 500 Index 3 returned 6.98% for the Reporting Period. The Nasdaq Composite Index 4 returned 9.75% for the Reporting Period. In general for the full fiscal year, stocks with larger market capitalizations outperformed small capitalization stocks, growth outperformed value, and cyclically driven stocks outperformed stocks with consumer exposure. Strong performance in the Energy, Utilities, and Materials sectors dominated weak performance in the Financials and Consumer Discretionary sectors during the Reporting Period.

The 10-year U.S. Treasury yield ranged from 3.84% to 5.30% over the Reporting Period, ending at 3.94%, down 52 basis points from a year earlier. Municipal Market Data (MMD) 5 10-year "AAA" tax-exempt municipal yields also fluctuated during the Reporting Period, but ended the Reporting Period up 6 basis points from a year earlier at 3.62%. The 30-year MMD yield increased by 41 basis points during the Reporting Period, ending the period at 4.32%. The financial market disturbances related to subprime mortgages caused Treasury bonds to outperform tax-exempt municipal bonds during the Reporting Period. Within tax-exempt municipal bonds, higher credit quality bonds outperformed lower credit quality securities. In addition, the Fed's easing of monetary policy caused the tax-exempt municipal yield curve--the difference between 1 and 30 year MMD yields--to steepen to 112 basis points from 43 basis points one year ago. As long-term market yields rose and short-term market yields fell, short-term and intermediate-term tax-exempt municipal bonds posted more favorable price performance than long-term securities.

3 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the fund, is not affected by cashflows. Investments cannot be made directly in an index.

4 The Nasdaq Composite Index is an index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market. The index is unmanaged and, unlike the fund, is not affected by cashflows. Investments cannot be made directly in an index.

5 MMD is a market data provider that produces daily generic yield curve information on investment-grade municipal bonds based on a survey of municipal securities dealers and observed trades. The MMD "AAA" yield curve is a widely used reference for top credit quality tax-exempt municipal bonds in the marketplace.

PORTFOLIO ALLOCATION
During the Reporting Period, the fund's portfolio was allocated between stocks and tax-exempt municipal bonds according to various factors. The factors reflect the fund's primary investment objective of tax advantaged income and its secondary objective of capital appreciation. 6 The factors used were: 1) maintenance of at least 50% exposure to tax-exempt municipal bonds in order to comply with IRS rules governing the payment of tax-exempt dividends from the tax-exempt municipal portion of the portfolio; 2) the fund's ability to pay and maintain an attractive level of dividends; and 3) the expected relative total return of tax-exempt municipal bonds and stocks. The allocation at the end of the Reporting Period on November 30, 2007 was 59.4% tax-exempt municipal bonds, 33.3% stocks, and 7.3% municipal cash equivalents.

SECTOR AND SECURITY SELECTION - EQUITY STOCKS
The equity component of the portfolio surpassed returns of the RU1000V during the Reporting Period. During the Reporting Period, the fund's portfolio managers focused on realization of the fund's total return and income objectives by purchasing and holding income producing equity securities with favorable valuation levels. Growth strategies generally outperformed value strategies during the Reporting Period which was a negative influence on portfolio performance. Strategies with larger capitalizations outperformed smaller capitalizations during the Reporting Period which was a positive influence on the portfolio performance. Strategies with yields greater than 3% significantly underperformed the market during the Reporting Period which was also a negative influence on the portfolio's performance.

6 As indicated in its name, Federated Stock and California Muni Fund invests in both equity securities (stock) and California municipal (muni) securities as described in the Fund's Prospectus. Thus, the Fund is not entirely a "tax-exempt" or "municipal" fund, and a portion of the income derived from the Fund's portfolio (or dividend distributions) will be subject to federal income tax and California state and local personal income tax. Although this Fund pursues tax-advantaged income and seeks to invest primarily in securities whose interest is not subject to the federal alternative minimum tax, there are no assurances that it will achieve these goals.

Both sector allocations and stock selection positively contributed to the fund's equity performance. Overweights in the Telecommunication Services and Consumer Staples sectors enhanced the fund's performance during the Reporting Period. Detracting from performance were sector underweights in Energy and Utilities. The fund had favorable stock selection in the Financials, Consumer Staples, Consumer Discretionary, and Telecommunication Services sectors, which benefited performance, while poor stock selection in the Energy, Health Care and Industrials sectors hindered performance.

SECURITY SELECTION - TAX-EXEMPT MUNICIPAL BONDS
The performance of the tax-exempt municipal bond component of the fund's portfolio lagged the return of the LBCAMB during the Reporting Period. The fund's bond portfolio manager attempted to balance the fund's tax-advantaged income and total return objectives during the Reporting Period, given that the higher income components of the tax-exempt municipal bond market produced inferior total return relative to lower income, higher quality bonds. The bond portfolio manager's strategies were to: 1) maintain exposure to intermediate- and long-term tax-exempt municipal bonds to capture the income advantages of such securities relative to tax-exempt municipal bonds with shorter maturities; 2) invest only in tax-exempt municipal bonds whose interest is not subject to (or not a specific preference item for purposes of) the federal alternative minimum tax for individuals or corporations; 3) maintain a significant weighting in low investment-grade and non-investment grade bonds, 7 or equivalents, given their income advantages, while reducing the allocation somewhat to diminish fund exposure to anticipated price underperformance of such holdings; and 4) adjusting portfolio duration, 8 or sensitivity to interest rates, and yield curve exposures in an effort to enhance bond portfolio total return as market interest rates fluctuate.

7 Investment-grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility, greater risk to principal and income, and higher risk of default.

8 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.

The fund's yield curve positioning and credit quality exposure detracted from fund performance. The fund's significant allocation to long-term, tax-exempt municipal bonds with maturities of 22 years or more--which represented about 55% of the fund's tax-exempt municipal bond holdings during the Reporting Period--sharply underperformed the LBCAMB as the tax-exempt municipal yield curve steepened and prices of long-term securities fell. Portfolio holdings of "BBB" and lower rated (or non-rated comparable quality) tax-exempt municipal bonds--the allocation to which was reduced from 18% of the fund's tax-exempt municipal bond holdings in December 2006 to about 11% by the end of the Reporting Period--also detracted from fund performance as widening credit spreads resulted in sharper price declines for such securities relative to higher quality, lower yielding securities. 9 In addition, the fund's allocation to floating rate securities whose valuation is linked to the level of tax-exempt municipal versus taxable interest rates detracted from fund performance as tax-exempt municipal bonds underperformed high-quality taxable bonds.

DURATION - TAX-EXEMPT MUNICIPAL BONDS
Duration management is a component of the fund's investment strategy. Over the Reporting Period, the duration of the fund's tax-exempt municipal bond portfolio averaged 6.8 years, which was longer than the duration of the LBCAMB. This longer duration reflected the fund's focus on intermediate- and long-term securities given their yield advantages. Although the fund's holdings were dominated by securities with relatively high coupon interest rates as a defensive measure to dampen duration, the fund's longer duration relative to the LBCAMB detracted from fund performance as tax-exempt municipal interest rates rose.

9 Bond prices are sensitive to changes in interest rates and interest rate spreads between bonds of varying credit quality. A rise in interest rates or interest rate spreads can cause a decline in their prices.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Stock and California Muni Fund (Class A Shares) (the "Fund") from December 11, 2006 (start of performance) to November 30, 2007, compared to the Lehman Brothers California Municipal Bond Index (LBCAMB)2 and the Russell 1000 Value Index (RU1000V).2

 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Stock and California Muni Fund  (the “Fund”) are represented by a solid line. The Lehman Brothers California Municipal Bond Index (LBCAMB) is represented by a dotted line. The Russell 1000 Value Index (RU1000V) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the LBCAMB and the RU1000V. The ‘x’ axis reflects computation periods from 12/11/06 to 11/30/07. The ‘y’ axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the LBCAMB and RU1000V. The ending values were $9,611, $10,187 and $10,222, respectively.

Cumulative Total Return 3 for the Period Ended 11/30/2007 [Missing Graphic Reference]	[Missing Graphic Reference]	[Missing Graphic Reference]
Start of Performance (12/11/2006) [Missing Graphic Reference]	[Missing Graphic Reference]	(3.89)% [Missing Graphic Reference]
[Missing Graphic Reference]

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBCAMB and the RU1000V have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LBCAMB includes issues in the state of California which have a minimum credit rating of BAA3, are issued as part of a deal of at least $75 million, have an amount outstanding of at least $7 million, have a maturity of one year or greater, and have been issued after December 31, 1990. The RU1000V is an unmanaged index that measures the performance of those 1,000 companies with lower price-to-book ratios and lower forecasted growth values. The indexes are not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 Total return quoted reflects all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Stock and California Muni Fund (Class C Shares) (the "Fund") from December 11, 2006 (start of performance) to November 30, 2007, compared to the Lehman Brothers California Municipal Bond Index (LBCAMB)2 and the Russell 1000 Value Index (RU1000V).2

 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated Stock and California Muni Fund  (the “Fund”) are represented by a solid line. The Lehman Brothers California Municipal Bond Index (LBCAMB) is represented by a dotted line. The Russell 1000 Value Index (RU1000V) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the LBCAMB and the RU1000V. The ‘x’ axis reflects computation periods from 12/11/06 to 11/30/07. The ‘y’ axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the LBCAMB and RU1000V. The ending values were $10,002, $10,187 and $10,222, respectively.

Cumulative Total Return 3 for the Period Ended 11/30/2007 [Missing Graphic Reference]	[Missing Graphic Reference]	[Missing Graphic Reference]
Start of Performance (12/11/2006) [Missing Graphic Reference]	[Missing Graphic Reference]	0.02% [Missing Graphic Reference]
[Missing Graphic Reference]Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBCAMB and the RU1000V have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LBCAMB includes issues in the state of California which have a minimum credit rating of BAA3, are issued as part of a deal of at least $75 million, have an amount outstanding of at least $7 million, have a maturity of one year or greater, and have been issued after December 31, 1999. The RU1000V is an unmanaged index that measures the performance of those 1,000 companies with lower price-to-book ratios and lower forecasted growth values. The indexes are not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 Total return quoted reflects all applicable contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Federated Muni and Stock Advantage Fund

The fund’s total return, based on net asset value, for the 12-month reporting period ended October 31, 2008, was (16.39)% for Class A Shares, (16.95)% for Class B Shares, (16.95)% for Class C Shares and (16.32)% for Class F Shares. These returns were better than the (19.43)% total return of the Morningstar Conservative Allocation Funds Average.1

The fund’s investment strategy focused on income earning investments, specifically high-quality, dividend-paying stocks and intermediate and long-term tax-exempt municipal bonds to achieve the fund’s primary income objective and secondary capital appreciation objective. The most significant factors affecting the fund’s performance during the reporting period were: (a) the fund’s allocation between stocks and tax-exempt municipal bonds; (b) the selection of equity securities of similar issuers (referred to as sectors); (c) the selection of tax-exempt municipal securities with different maturities (expressed by a yield curve showing the relative yield of similar securities with different maturities), different credit characteristics or different structural attributes ; and (d) the effective duration of the fund’s tax-exempt municipal bond portfolio.

The following discussion will focus on the performance of the fund’s Class A Shares. The (16.39)% total return of the Class A Shares for the reporting period consisted of (18.79)% in price performance and 2.40% in reinvested dividends.

MARKET OVERVIEW
During the 12-month reporting period, global equity markets trended down with a sharp drop during the last month of the reporting period. The financial market crisis intensified as Fannie Mae and Freddie Mac were placed into conservatorship by the U.S. Treasury, Lehman Brothers filed bankruptcy and AIG averted bankruptcy through support from the Federal Reserve Board (the “Fed”). The stress from the financial sector spilled into the non-financial sector of the economy and credit markets froze up. Late in the reporting period, the U.S. government passed a bailout program for financial institutions. Seeing that markets remained troubled and that the financial crisis was threatening financial systems and global economies, governments around the world coordinated efforts on interest rate cuts and implemented a variety of capital and financial guarantee programs aimed at restoring the functioning of the credit markets.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

The S&P 500 Index2 returned (36.10)% for the 12-month reporting period. The Nasdaq Composite Index3 returned (39.31)% for the reporting period. In general for the full fiscal year, stocks with smaller market capitalizations outperformed larger capitalization stocks, value outperformed growth, and defensive stocks outperformed stocks cyclically driven. Strong relative performance in the Consumer Staples, Health Care and Utilities sectors dominated weak performance in the Financials, Materials and Information Technology sectors during the reporting period.

The broad financial crisis produced strong demand for Treasury securities, with yields falling across the yield curve and particularly sharp yield declines for short-term Treasury debt. The 10-year U.S. Treasury yield ranged from 3.31% to 4.48% over the 12-month reporting period, ending at 3.97%, down 51 basis points from a year earlier. The 2-year Treasury yield ended the period at 1.57%, down 238 basis points during the period. Yields on municipal securities with 6 years or less in remaining maturity declined over the period, producing positive total returns for such securities, while yields rose sharply for securities with 10 or more years in remaining maturity. Municipal Market Data (MMD)4 10-, 20- and 30-year “AAA” tax-exempt municipal yields increased 50, 81 and 96 basis points, respectively for the period. The combination of bond insurer credit downgrades, distress among key municipal dealers and market participants, sharp selling of longer term municipal bonds to meet margin calls by leveraged investors and a steep drop in the liquidity of tax-exempt municipal bond markets produced sharp losses for intermediate and long-term tax-exempt municipal bonds. Within tax-exempt municipal bonds, higher credit quality bonds outperformed lower credit quality securities as credit spreads widened amid broad expectations for a US recession. In addition, the Fed’s easing of monetary policy and heavy selling of longer term municipal bonds caused the tax-exempt municipal yield curve—the difference between 1 and 30 year MMD yields—to steepen to 381 basis points from 108 basis points one year ago.

PORTFOLIO ALLOCATION
During the 12-month reporting period, the fund’s portfolio was allocated between stocks and tax-exempt municipal bonds according to various factors. The factors reflect the fund’s primary investment objective of tax advantaged income5 and its secondary objective of capital appreciation.6 The factors used were: 1) maintenance of at least 50% exposure to tax-exempt municipal securities in order to comply with Internal Revenue Service rules governing the payment of tax-exempt dividends from the tax-exempt municipal security portion of the portfolio; 2) the fund’s ability to pay and maintain an attractive level of dividends; and 3) the expected relative total return of tax-exempt municipal bonds and stocks. The allocation at the end of the reporting period on October 31, 2008 was 63.7% tax-exempt municipal bonds, 34.1% stocks, and 1.2% municipal cash equivalents. At various points during the period, the allocation was skewed more heavily toward municipal bonds and away from stocks as portfolio managers adopted a defensive stance, with allocation toward municipal bonds at times reaching near 70%.

The fund’s allocation had a material effect on performance because tax-exempt municipal bonds and stocks had divergent total returns. For the 12-month reporting period, the RU1000 posted a total return of (36.80)%, while the Barclays Capital Municipal Bond Index (“BCMB”) posted a total return of (3.30)%. Weighting these benchmarks (60% BCMB and 40% RU1000), the blended benchmark return was (16.70)% for the reporting period. For the reporting period, the total return on the fund’s Class A Shares outperformed the weighted benchmark partly because of the fund’s larger allocation to tax-exempt municipal bonds.

SECTOR AND SECURITY SELECTION – EQUITY STOCKS
The equity component of the portfolio surpassed returns of the RU1000 during the 12-month reporting period. During the reporting period, the fund’s equity portfolio managers focused on realization of the fund’s tax-advantaged income and total return objectives by purchasing and holding income producing equity securities with favorable valuation levels. Value strategies generally outperformed growth strategies during the reporting period which was a positive influence on portfolio performance. Strategies with smaller capitalizations outperformed larger capitalizations during the reporting period which was a negative influence on the portfolio performance.

Both sector allocations and stock selection positively contributed to the fund’s equity performance. Overweights in the Health Care and Consumer Staples sectors and a large underweight in the Financials sector enhanced the fund’s performance during the reporting period. Detracting from performance were a sector underweight in the Energy sector and a sector overweight in the Information Technology sector. The fund had favorable stock selection in all sectors with the exception of the Energy sector.

SECURITY SELECTION – TAX-EXEMPT MUNICIPAL BONDS
The performance of the tax-exempt municipal bond component of the fund’s portfolio lagged the return of the BCMB during the 12-month reporting period. The fund’s bond portfolio manager attempted to balance the fund’s tax-advantaged income and total return objectives during the reporting period given that the higher income, longer term components of the municipal bond market produced sharply inferior total return relative to lower income, shorter term bonds. The bond portfolio manager’s strategies were to: 1) maintain exposure to intermediate and long-term tax-exempt municipal bonds to seek to capture the income advantages of such securities relative to tax-exempt municipal bonds with shorter maturities; 2) invest only in tax-exempt municipal bonds whose interest is not subject to (or not a specific preference item for purposes of) the federal alternative minimum tax for individuals or corporations; 3) maintain a significant weighting in low investment-grade and non-investment grade bonds,7 or equivalents, given their income advantages; and 4) adjusting portfolio duration,8 or sensitivity to interest rates and yield curve exposures, in an effort to enhance bond portfolio total return as market interest rates fluctuate. During the period, the bond portfolio manager significantly reduced the fund’s exposure to bonds with 20 years or more in remaining maturity and increased exposure to securities with 5 to 19 years in remaining maturity to dampen the fund’s losses from underperformance of long-term securities.

The fund’s yield curve positioning and credit quality exposure detracted from fund performance. The fund’s significant allocation to long-term tax-exempt municipal bonds with maturities of 22 years or more—the allocation to which was reduced to a period average of 35% of the fund’s bond portfolio in fiscal 2008 from 49% in fiscal 2007—sharply underperformed the BCMB as the tax-exempt municipal yield curve steepened and prices of long-term securities fell. A steepening yield curve means that the difference in yield between long-term and short-term securities increased. Portfolio holdings of “BBB” and lower rated (or non-rated comparable quality) tax-exempt municipal bonds—which represented about 28% of the bond portfolio on average for fiscal 2008 —also detracted from fund performance as widening credit spreads resulted in sharper price declines for such securities relative to higher quality, lower yielding securities.9

DURATION – TAX-EXEMPT MUNICIPAL BONDS
Duration management is a component of the fund’s investment strategy. Over the 12-month reporting period, the duration of the fund’s tax-exempt municipal bond portfolio averaged 7.1 years, which was longer than the duration of the BCMB. This longer duration reflected the fund’s focus on intermediate and long-term securities given their yield advantages. Although position adjustments were undertaken to dampen interest rate risk, the fund’s longer duration relative to the BCMB detracted from fund performance as intermediate and long-term tax-exempt municipal interest rates rose sharply over the period and short term municipal interest rates declined.

1    Morningstar figures represent the average total returns reported by all mutual funds designated by Morningstar, Inc. as falling into the category indicated. They do not reflect sales charges. Investments cannot be made directly in an average. The total return for the 12-month reporting period for the fund’s benchmark indexes, the BCMB and the Russell 1000 Value Index (“RU1000”), were (36.80)% and (3.30)%, respectively. The BCMB is a broad market performance benchmark for the tax-exempt bond market. As of October 2007, approximately 42,921 bonds were included in the index with a market value of $1.07 trillion. To be included in the BCMB, bonds must have a minimum credit rating of at least Baa3/BBB-, an outstanding par value of at least $7 million, be issued as part of a transaction of at least $75 million that took place after December 31, 1990 and have at least one year of remaining maturity. The index includes both zero coupon bonds and bonds subject to the alternative minimum tax. The RU1000 measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The indexes are not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. The indexes are not adjusted to reflect sales charges, expenses and other fees. The Fund’s total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which are not reflected in the total return of the BCMB or RU1000.

2.    The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the fund, is not affected by cashflows. Investments cannot be made directly in an index.

3.    The Nasdaq Composite Index is an index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market. The index is unmanaged and, unlike the fund, is not affected by cashflows. Investments cannot be made directly in an index.

4     MMD is a market data provider that produces daily generic yield curves of investment grade municipal bonds based on a survey of municipal securities dealers and observed trades. The MMD “AAA “yield curve is a widely used reference for top credit quality municipal bonds in the marketplace.

5     After-tax returns are calculated using a standard set of assumptions. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The state returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the fund and shows the effect of taxes on fund distributions. Return After Taxes on Distribution and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA, 401(k) plan or variable annuities.

6.    Fund income may be subject to state and local taxes. Although this fund pursues tax-advantaged income and seeks to invest primarily in securities whose interest is not subject to the federal alternative minimum tax, there are no assurances that it will achieve these goals.

7    Investment grade securities are securities that are rated at least “BBB” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

8    Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.

9    Bond prices are sensitive to changes in interest rates and interest rate spreads between bonds of varying credit quality. A rise in interest rates or interest rate spreads can cause a decline in their prices.

GROWTH OF A $10,000 INVESTMENT – CLASS A SHARES
The graph below illustrates the hypothetical investment of $10,0001 in Federated Muni and Stock Advantage Fund (Class A Shares) (the “Fund”) from September 26, 2003 (start of performance) to October 31, 2008, compared to the Barclays Capital Municipal Bond Index (BCMB)2 and the Russell 1000 Value Index (RU1000)2.

Average Annual Total Returns3 for the Period Ended 10/31/2008
1 Year	(20.97)%
Start of Performance (9/26/2003)	2.11%

 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Muni and Stock Advantage Fund  (the “Fund”) are represented by a solid line. The Barclays Capital Municipal Bond Index (BCMB) is represented by a dotted line. The Russell 1000 Value Index (RU1000) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the BCMB and the RU1000. The ‘x’ axis reflects computation periods from 9/26/03 to 10/31/08. The ‘y’ axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the BCMB and RU1000. The ending values were $11,122, $11,470 and $11,616, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCMB and the RU1000 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2
The BCMB and RU1000 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The BCMB is a broad market performance benchmark for the tax-exempt bond market. As of October 2007, approximately 42,921 bonds were included in the index with a market value of $1.07 trillion. To be included in the BCMB, bonds must have a minimum credit rating of at least Baa3/BBB-, an outstanding par value of at least $7 million, be issued as part of a transaction of at least $75 million that took place after December 31, 1990 and have at least one year of remaining maturity. The index includes both zero coupon bonds and bonds subject to alternative minimum tax. The RU1000 measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3	Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT – CLASS C SHARES
The graph below illustrates the hypothetical investment of $10,0001 in Federated Muni and Stock Advantage Fund (Class C Shares) (the “Fund”) from September 26, 2003 (start of performance) to October 31, 2008, compared to the Barclays Capital Municipal Bond Index (BCMB)2 and the Russell 1000 Value Index (RU1000)2.

Average Annual Total Returns3 for the Period Ended 10/31/2008
1 Year	(17.73)%
Start of Performance (9/26/2003)	2.41%

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated Muni and Stock Advantage Fund  (the “Fund”) are represented by a solid line. The Barclays Capital Municipal Bond Index (BCMB) is represented by a dotted line. The Russell 1000 Value Index (RU1000) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the BCMB and the RU1000. The ‘x’ axis reflects computation periods from 9/26/03 to 10/31/08. The ‘y’ axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the BCMB and RU1000. The ending values were $11,290, $11,470 and $11,616, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the 1.00% contingent deferred sales charge, as applicable.

1
Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCMB and RU1000 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2
The BCMB and RU1000 are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The BCMB is a broad market performance benchmark for the tax-exempt bond market. As of October 2007, approximately 42,921 bonds were included in the index with a market value of $1.07 trillion. To be included in the BCMB, bonds must have a minimum credit rating of at least Baa3/BBB-, an outstanding par value of at least $7 million, be issued as part of a transaction of at least $75 million that took place after December 31, 1990 and have at least one year of remaining maturity. The index includes both zero coupon bonds and bonds subject to alternative minimum tax. The RU1000 measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3	Total returns quoted reflect all applicable contingent deferred sales charges.

[Missing Graphic Reference]

Federated Investors Funds

5800 Corporate Drive

Pittsburgh, PA 15237-7000

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

0000000 (0/00)

Federated is a registered mark

of Federated Investors, Inc.

2008 ©Federated Investors, Inc.

STATEMENT OF ADDITIONAL INFORMATION

______________, 2009

Acquisition of the assets of

FEDERATED STOCK AND CALIFORNIA MUNI FUND

A portfolio of FEDERATED INCOME SECURITIES TRUST

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
Telephone No:  1-800-245-5000

By and in exchange for Shares of:

FEDERATED MUNI AND STOCK ADVANTAGE FUND

Also a portfolio of:

FEDERATED INCOME SECURITIES TRUST

This Statement of Additional Information, dated _____________, 2009, is not a prospectus.  A Prospectus/Proxy Statement dated _____________, 2009, related to the above-referenced matter may be obtained from the Federated Income Securities Trust, on behalf of Federated Muni and Stock Advantage Fund, by writing or calling the Federated Income Securities Trust at the address and telephone number shown above.  This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

TABLE OF CONTENTS

1.	Statement of Additional Information of the Federated Stock and California Muni Fund, dated January 31, 2008.

2.	Statement of Additional Information of the Federated Muni and Stock Advantage Fund, dated December 31, 2008.

3.	Audited Financial Statements of the Federated Stock and California Muni Fund, dated November 30, 2007.

4.	Unaudited Financial Statements of the Federated Stock and California Muni Fund, dated May 31, 2008.

5.	Audited Financial Statements of the Federated Muni and Stock Advantage Fund, dated October 31, 2008.

Pursuant to Item 14(2) of Form N-14, the pro forma financial statements required by Rule 11-01 of Regulation S-X are not prepared for the acquisition of Federated Stock and California Muni Fund by Federated Muni and Stock Advantage Fund because the net asset value of the company being acquired does not exceed ten percent of the Acquiring Fund’s net asset value, measured at December 9, 2008.

INFORMATION INCORPORATED BY REFERENCE

The Statement of Additional Information of the Federated Stock and California Muni Fund, dated January 31, 2008, is incorporated by reference to the Federated Income Securities Trust’s Post-Effective Amendment No. 75 to its Registration Statement on Form N-1A (File No. 33-3164), which was filed with the Securities and Exchange Commission on or about January _____________, 2008.

The Statement of Additional Information of the Federated Muni and Stock Advantage Fund dated December 31, 2008, is incorporated by reference to Federated Income Securities Trust’s Post-Effective Amendment No. ___ to its Registration Statement on Form N-1A (File No. ________________ ), which was filed with the Securities and Exchange Commission on or about December ____, 2008.

A copy of the foregoing Statements of Additional Information of the Funds may be obtained from Federated Income Securities Trust at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 or by calling 1-800-341-7400.

The audited financial statements of the Federated Stock and California Muni Fund, dated November 30, 2007, are incorporated by reference to the Annual Report to shareholders of the Federated Stock and California Muni Fund which was filed with the Securities and Exchange Commission on Form N-CSR pursuant to the Investment Company Act of 1940, as amended, on or about January 28, 2008.

The unaudited financial statements of the Federated Stock and California Muni Fund, dated May 31, 2008, are incorporated by reference to the Semi-Annual Report to shareholders of Federated Stock and California Muni Fund, which was filed with the Securities and Exchange Commission on Form N-CSR pursuant to the Investment Company Act of 1940, as amended, on or about July 30, 2008.

The audited financial statements of Federated Muni and Stock Advantage Fund, dated October 31, 2008, are incorporated by reference to the Annual Report to shareholders of Federated Intermediate Municipal Trust, which was filed with the Securities and Exchange Commission on Form N-CSR pursuant to the Investment Company Act of 1940, as amended, on or about December __, 2008.

PART C.	OTHER INFORMATION.

Item 15                   Indemnification:

Indemnification is provided to Trustees and officers of the Registrant pursuant to the Registrant's Declaration of Trust and Bylaws, except where such indemnification is not permitted by law.  However, the Declaration of Trust and Bylaws do not protect the Trustees or officers from liability based on willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.  Trustees and officers of the Registrant are insured against certain liabilities, including liabilities arising under the Securities Act of 1933 (the "Act").

Insofar as indemnification for liabilities arising under the Act may be permitted to Trustees, officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, officers, or controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330.  Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii)  by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.  The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions:  (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 16.	Exhibits:
1.1	Conformed copy of Restatement and Amendment #8 to the Declaration of Trust of the Registrant; (13)
1.2	Conformed copy of Amendment Nos. 9 and 10 to the Restated and Amended Declaration of Trust of the Registrant; (14)
1.3	Conformed copy of Amendment No. 11 to the Declaration of Trust of the Registrant; (16)
1.4	Conformed copy of Amendment No. 12 to the Declaration of Trust of the Registrant; (17)
1.5	Conformed copy of Amendment No. 13 to the Declaration of Trust of the Registrant; (20)
1.6	Conformed copy of Amendment No. 14 to the Declaration of Trust of the Registrant; (23)
1.7	Conformed copy of Amendment No. 15 to the Declaration of Trust of the Registrant; (30)
1.8	Conformed copy of Amendment No. 16 to the Declaration of Trust of the Registrant; (31)
1.9	Conformed copy of Amendment No. 17 to the Declaration of Trust of the Registrant; (34)
2.1	Copy of Amended and Restated By-Laws of the Registrant; (6)
2.2	Copy of Amendment Nos. 4, 5, 6 and 7 to the By-Laws of the Registrant; (11)
2.6	Copy of Amendment No. 8 to the By-Laws of the Registrant; (15)
2.7	Copy of Amendment No. 9 to the By-Laws of the Registrant; (16)
2.8	Copy of Amendment No. 10 to the By-Laws of the Registrant; (20)
2.9	Copy of Amendment No. 11 to the By-Laws of the Registrant; (22)
2.10	Copy of Amendment No. 12 to the By-Laws of the Registrant; (24)
3	Not applicable
4
Form of Agreement and Plan of Reorganization between Federated Income Securities Trust with respect to its Federated Muni and Stock Advantage Fund (Acquiring Fund) and Federated Income Securities Trust, with respect to its Federated Stock and California Muni Fund (Acquired Fund);(*)

5	Copy of Specimen Certificate for Shares of Beneficial Interest of the Registrant; (8)
6.1	Conformed copy of Investment Advisory Contract of the Registrant (including Exhibit A and Exhibit B); (12)
6.2	Conformed copy of Exhibit C to the Investment Advisory Contract of the Registrant; (14)
6.3	Conformed copy of Exhibit D to the Investment Advisory Contract of the Registrant; (16)
6.4	Conformed copy of Amendment to Investment Advisory Contract of Registrant; (13)
6.5	Conformed copy of Investment Advisory Contract of the Registrant (Federated Capital Income Fund only); (15)
6.6	Conformed copy of Assignment of Investment Advisory contract of the Registrant (Federated Capital Income Fund only); (16)
6.7	Conformed copy of the Sub-Advisory Agreement including Exhibit A of the Registrant (Federated Capital Income Fund only); (16)
6.8	Conformed copy of Assignment of Investment Advisory Contract of the Registrant (Federated Muni and Stock Advantage Fund only); (16)
6.9	Conformed copy of Sub-Advisory Agreement including Exhibit A of the Registrant (Federated Muni and Stock Advantage Fund only); (16)
6.10	Conformed copy of Exhibit E to the investment advisory contract of the Registrant; (27)
7.1	Conformed copy of Distributor's Contract of the Registrant (including Exhibits A and B); (12)
7.2	Conformed copy of Exhibits C and D to Distributor’s Contract of the Registrant; (8)
7.3	Conformed copy of Exhibits E and F to the Distributor’s Contract of the Registrant; (14)
7.4	Conformed copy of Exhibits G, H and I to the Distributor's Contract of the Registrant; (15)
7.5	Conformed copy of Exhibit J, Exhibit K, Exhibit L and Exhibit M to the Distributor’s Contract of the Registrant; (16)
7.6	Conformed copy of Amendment to Distributor’s Contract of Registrant; (13)
7.7	Conformed copy of Amendment dated October 01, 2003 to Distributor’s Contract of the Registrant (16)
7.8	Conformed copy of Distributor's Contract of the Registrant (Class B Shares of Federated Capital Income Fund only); (15)
7.9
The Registrant hereby incorporates the conformed copy of the specimen Mutual Funds Sales and Service Agreement; Mutual Funds Service Agreement; and Plan/Trustee Mutual Funds Service Agreement from Item 24(b)(6)(ii)-(iv) of the Cash Trust Series II Registration Statement on Form N-1A, filed with the Commission on July 24, 1995 (File Nos. 33-38550 and 811-6269);

7.10	Conformed copy of Exhibits N, O and P to the Distributor’s Contract of the Registrant; (27)
7.11	Conformed copy of Amendment No. 1 to Exhibit B and conformed copy of Exhibit S to the Distributor’s Contract of the Registrant; (32)
7.12	Conformed copy of Amendment No. 1 to Exhibits I, J, N, and Q to the Distributor’s Contract of the Registrant; (33)
7.13	Conformed copy of Amendment No. 1 to Exhibit B and conformed copy of Exhibit S to the Distributor’s Contract of the Registrant; (32)
7.13	Conformed copy of Amendment No. 1 to Exhibits I, J, N, and Q to the Distributor’s Contract of the Registrant; (33)
7.14	Conformed copy of Exhibits to the Distributor’s Contract for Federated Prudent Global Income Fund (Class A Shares and Class C Shares); (34)
8	Not applicable;
9.1	Conformed copy of Custodian Agreement of the Registrant; (10)
9.2	Conformed copy of Custodian Fee Schedule; (11)
9.3	Conformed copy of Amendment to Custodian Contract; (13)
9.4	Conformed copy of Amendment to Custodian Contract; (32)
10.1	Conformed copy of Distribution Plan of the Registrant (including Exhibits A through E); (20)
10.2	The responses described in Item 16(7.9) are hereby incorporated by reference;
10.3	Conformed copy of Exhibits F and G to the Distribution Plan of the Registrant; (27)
10.4	Conformed copy of Exhibit J to the Distribution Plan of the Registrant; (32)
10.5	Conformed copy of Amendment No. 1 to Exhibits A, D, F, and H to the Distributor’s Plan of the Registrant; (33)
10.6
The Registrant hereby incorporates the Copy of the Multiple Class Plan and attached Exhibits from Item (n) of the Federated Short-Term Municipal Trust Registration Statement on Form N-1A, filed with the Commission on August 28, 2006. (File Nos. 2-72277 and 811-3181)

10.7	Conformed copy of Multiple Class Plan for Class C Shares; (30)
10.8	Copy of Multiple Class Plan and attached exhibits; (31)
10.9	Conformed copy of Multiple Class Plan and attached exhibits; (31)
10.10	Conformed copy of Multiple Class Plan and attached exhibits for Class A Shares and Class F Shares; (33)
11	Form of Opinion and Consent of Counsel as to Legality of Shares Being Registered; (*)
12	Form of Opinion regarding tax consequences of Reorganization; (*)
13.1	Conformed copy of Amended and Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Procurement; (11)
13.2
The Registrant hereby incorporates the conformed copy of Amendment No. 2 to the Amended & Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement from Item 23 (h)(v) of the Federated U.S. Government Securities: 2-5 Years Registration Statement on Form N-1A, filed with the Commission on March 30, 2004. (File Nos.2-75769 and 811-3387);

13.3	The responses and exhibits described in Item 16(7.9) are hereby incorporated by reference;
13.4
The Registrant hereby incorporates the conformed copy of the Second Amended and Restated Services Agreement, with attached Schedule 1 revised 6/30/04, from Item 22(h)(vii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 29, 2004. (File Nos. 33-29838 and 811-5843);

13.5
The Registrant hereby incorporates by reference the conformed copy of the Agreement for Administrative Services, with Exhibit 1 and Amendments 1 and 2 attached, between Federated Administrative Services and the Registrant from Item 22(h)(iv) of the Federated Total Return Series, Inc. Registration Statement on Form N-1A, filed with the Commission on November 29, 2004. (File Nos. 33-50773 and 811-7115);

13.6
The Registrant hereby incorporates the conformed copy of Transfer Agency and Service Agreement between the Federated Funds and State Street Bank and Trust Company from Item 23(h)(ix)of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 28, 2006. (File Nos. 33-60411 and 811-07309);

13.7
The Registrant hereby incorporates by reference the conformed copy of Amendment No. 3 to the Agreement for Administrative Services between Federated Administrative Services Company and the Registrant dated June 1, 2005, from Item 23 (h) (ii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 27, 2005. (File Nos. 33-29838 and 811-5843);

13.8	Conformed copy of Financial and Accounting Services Agreement; (30)
13.9	Conformed copy of the Agreement for Administrative Services and Exhibit 1 between Federated Administrative Services Company and the Registrant; (31)
13.10	The Registrant hereby incorporates the conformed copy of Schedule 1 to the Second Amended & Restated Services Agreement; (31)
14.1	Conformed copy of Consent of Independent Registered Public Accounting Firm of Federated Stock and California Muni Fund and Federated Muni and Stock Advantage Fund;(*)
15	Not applicable;
16.1	Conformed copy of Power of Attorney of the Registrant; (*)
16.2	Conformed copy of Certification of Resolutions adopted by the Board of Trustees; (*)
17	Form of Proxy (*)

_______________________
*	All exhibits are being filed electronically.

4. Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 11 on Form N-1A filed June 25, 1991. (File Nos. 33-3164 and 811-4577).
6.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 15 on Form N-1A filed April 30, 1993. (File Nos. 33-3164 and 811-4577).
8.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 20 on Form N-1A filed June 7, 1994. (File Nos. 33-3164 and 811-4577).
10.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 24 on Form N-1A filed June 23, 1995. (File Nos. 33-3164 and 811-4577).
11.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 30 on Form N-1A filed June 29, 1998. (File Nos. 33-3164 and 811-4577).
12.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 32 on Form N-1A filed August 26, 1999. (File Nos. 33-3164 and 811-4577).
13.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 35 on Form N-1A filed June 26, 2002. (File Nos. 33-3164 and 811-4577).
14.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 39 on Form N-1A filed May 29, 2003. (File Nos. 33-3164 and 811-4577).
15.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 40 on Form N-1A filed June 30, 2003. (File Nos. 33-3164 and 811-4577).
16.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 42 on Form N-1A filed January 30, 2004. (File Nos. 33-3164 and 811-4577).
17.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 43 on Form N-1A filed March 31, 2004. (File Nos. 33-3164 and 811-4577).
20.           Response is incorporated by reference to Registrant’s Post-EffectiveAmendment No. 49 on Form N-1A filed October 15, 2004. (File Nos. 33-3164and 811-4577).
21.           Response is incorporated by reference to Registrant’s Post-EffectiveAmendment No. 54 on Form N-1A filed June 28, 2005. (File Nos. 33-3164and 811-4577).
22.           Response is incorporated by reference to Registrant’s Post-EffectiveAmendment No. 55 on Form N-1A filed November 23, 2005. (File Nos. 33-3164and 811-4577).
23.           Response is incorporated by reference to Registrant’s Post-EffectiveAmendment No. 57 on Form N-1A filed January 26, 2006. (File Nos. 33-3164and 811-4577).
24.           Response is incorporated by reference to Registrant’s Post-EffectiveAmendment No. 59 on Form N-1A filed June 7, 2006. (File Nos. 33-3164and 811-4577).
27.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 65 on Form N-1A filed November 16, 2006. (File Nos. 33-3164 and 811-4577).
30.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 69 on Form N-1A filed May 29, 2007. (File Nos. 33-3164 and 811-4577).
31.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 71 on Form N-1A filed June 28, 2007. (File Nos. 33-3164 and 811-4577).
32.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 72 on Form N-1A filed October 22, 2007. (File Nos. 33-3164 and 811-4577).
33.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 74 on Form N-1A filed December 28, 2007. (File Nos. 33-3164 and 811-4577).
34.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 79 on Form N-1A filed September 11, 2008. (File Nos. 33-3164 and 811-4577).

Item 17.	Undertakings

(1)           The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)           The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)           The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, FEDERATED INCOME SECURITIES TRUST, has duly caused its Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 30th day of December, 2008.

FEDERATED INCOME SECURITIES TRUST

By: /s/ C. Grant Anderson
C. Grant Anderson, Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME                                                                            TITLE                                        DATE

By:           /s/ C. Grant Anderson                                 Attorney In Fact                    December 30, 2008
C. Grant Anderson                                        For the Persons
ASSISTANT SECRETARY                         Listed Below

NAME                                                                            TITLE

John F. Donahue*                                                         Trustee

J. Christopher Donahue*                                              President and Trustee
                                                                                          (Principal Executive Officer)

Richard A. Novak*                                                        Treasurer
                                                                                           (Principal Financial Officer)

Thomas G. Bigley*                                                         Trustee

John T. Conroy, Jr.*                                                       Trustee

Nicholas P. Constantakis*                                             Trustee

John F. Cunningham*                                                     Trustee

Peter E. Madden*                                                            Trustee

Charles F. Mansfield, Jr.*                                               Trustee

John E. Murray, Jr., J.D., S.J.D.*                                    Trustee

R. James Nicholson*                                                        Trustee

Thomas M. O’Neill*                                                         Trustee

Marjorie P. Smuts*                                                           Trustee

John S. Walsh*                                                                 Trustee

James F. Will*                                                                    Trustee
* By Power of Attorney